As Filed with the Securities and
Exchange Commission on April 28, 2000

Registration Statement No. 2-77712

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                  X

         Pre-Effective Amendment No.
         Post-Effective Amendment No.                  26               X
                                                      and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

         Amendment No.               26                                 X
           (Check appropriate box or boxes).

                               SEPARATE ACCOUNT I

                           (Exact Name of Registrant)
                Investors Life Insurance Company of North America

                               (Name of Depositor)

                     701 Brazos Street, Austin, Texas 78701

(Address of Depositor's Principal Executive Offices)             (Zip Code)

Depositor's Telephone Number, including Area Code:              512-404-5040

Roy F. Mitte, President
Investors Life Insurance Company of North America
701 Brazos Street, Austin, Texas  78701

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective May 1, 2000, pursuant to paragraph (b) of Rule 485.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 21, 2000.

The combined prospectuses contained herein also relate to Registration Statement No. 2-84850, pursuant to Rule 429.

                              CROSS REFERENCE SHEET

Cross Reference sheet pursuant to Rule 495(a) showing location in Prospectus (Part A) and Statement of Additional Information (Part B) of information required by Form N-4.

                                     PART A

Form N-4 Item                                        Prospectus Caption

1.       Cover Page                                  Cover Page
2.       Definitions                                 Definitions
3.       Synopsis or Highlights                      Introduction
4.       Condensed Financial
           Information                               Financial Information
5.       General Description of                      Description of the
           Registrant, Depositor                       Insurance Company, the
           and Portfolio Companies                   Separate Account and
                                                       the Fund
6.       Deductions and Expenses                     Deductions and Expenses
7.       General Description of                      General Description of
         Variable Annuity Contracts                  Variable Annuity Contracts
8.       Annuity Period                              The Annuity Period
9.       Death Benefit                               Death Benefits
10.      Purchases and Contract                      Purchases and Contract
           Values                                      Values
11.      Redemptions                                 Redemptions
12.      Taxes                                       Federal Tax Status
13.      Legal Proceedings                           Legal Proceedings
14.      Table of Contents of the                    Table of Contents of the
           Statement of Additional                    Statement of Additional
           Information                                  Information

                                     PART B

                                                      Statement of Additional
Form N-4 Item                                         Information Caption

15.      Cover Page                                   Cover Page
16.      Table of Contents                            Table of Contents
17.      General Information                          General Information
           and History                                  and History
18.      Services                                     Services
19.      Purchase of Securities                       Purchase of Securities
           Being Offered                                Being Offered
20.      Underwriters                                 Principal Underwriter
21.      Calculations of Yield                        Yield Quotations of
           Quotations of Money                          Money Market Division
           Market Sub-Accounts
22.      Annuity Payments                             Annuity Payments
23.      Financial Statements                         Financial Statements
                                                          .Separate Account
                                                          .Insurance Company

                                   PROSPECTUS

                               SEPARATE ACCOUNT I



                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA



The Individual Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 701 Brazos Street, Austin, Texas 78701 (a reply form has been included with this Prospectus), or by calling 512-404-5346. The Statement of Additional Information has the same date as the date of this Prospectus and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 46 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUS OF PUTNAM VARIABLE TRUST.  BOTH PROSPECTUSES SHOULD BE
RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 2000

                                TABLE OF CONTENTS



ITEM                                                               PAGE

Definitions                                                          3
Introduction                                                         5
Expense Table                                                        7
Financial Information                                               11
Description of the Insurance Company, the
  Separate Account and the Fund                                     20
Deductions and Expenses                                             24
General Description of Variable Annuity
  Contracts                                                         27
The Annuity Period                                                  30
Death Benefits                                                      33
Purchases and Contract Values                                       35
Redemptions                                                         39
Federal Tax Status                                                  41
Legal Proceedings                                                   45
Table of Contents of the Statement of
  Additional Information                                            46
Appendix - Examples of Deferred Sales                               47
  Charge Calculations



                 The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION
OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS
PROSPECTUS.  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR
SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN
ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT
BE MADE LAWFULLY.

                                   DEFINITIONS


The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period: The period between the commencement of the first Contract Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuitant: The person designated under the Contract as the measuring life for annuity payout options involving life contingencies; normally, the recipient of Annuity Payments.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuity Payments: Periodic amounts payable by the Insurance Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable Annuity Payments.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year: A Contract Year in which at least one Purchase Payment is made.

Fund: A series of Putnam Variable Trust. Prior to January 1, 1997, the Putnam Variable Trust was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account: The segregated investment account entitled "Separate Account I" established by the Insurance Company pursuant to Pennsylvania law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account Division: A Division of the Separate Account, the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Valuation Date: A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                                  INTRODUCTION


The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract was issued. See "The Annuity Period - Annuity Payout Options", page 31, and "Limitation on Contract Rights", page 28.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 30.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

o The Contracts provide for allocation of Net Purchase Payments to several underlying investment mediums, each with a different investment objective. See "Description of the Fund", page 20.

o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 33.

o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 39 and "Contract Charges", page 24.

o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status", page 41.

o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See "Contract Charges", page 24.

o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 27.

o The Contracts include a limited right of cancellation. See "Redemption - Right to Cancel", page 40.

The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective. No assurance can be given that the value of a Contract before Annuity Payments begin, or when the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                                  EXPENSE TABLE

The following Expense Table lists the transaction expenses, annual Contract fee, Separate Account annual expenses, as well as the approximate annual expenses of each Fund of Putnam Variable Trust, related to an investment in each Division of the Separate Account. Following the Expense Table is an Example which illustrates the cumulative amount of fees and expenses on a hypothetical, one-time investment of $1,000, assuming a 5% rate of return for the stated time periods. Growth Money and Market Income Income II Voyager Division Division (5) Division Division

                                                                   Growth
                                     Money                          and
                                     Market      Income           Income II        Voyager
                                     Division    Division (5)     Division        Division


A.       Contract owner
         Transaction Expenses
         Deferred Sales
         Charge (maximum, as
         a percentage of amount
         Surrendered (1)                   7%             7%             7%             7%

         Exchange Fee (2)              $ 5.00         $ 5.00         $ 5.00         $ 5.00

B.       Annual Contract Fee(3)        $30.00         $30.00         $30.00         $30.00

C.       Separate Account
         Annual Expenses (as
         a percentage of average
         account value)

         Mortality Risk Fee               0.8%           0.8%          0.8%           0.8%
         Expense Risk Fee                 0.4%           0.4%          0.4%           0.4%

         Total Separate
         Account
         Annual Expenses                  1.2%           1.2%          1.2%           1.2%

D.       Annual Fund Expenses
         (as a percentage of
         Fund average net
         assets) (4)

         Management Fees                  0.41%         0.60%         0.46%           0.53%
         All Other Expenses               0.08%         0.07%         0.04%           0.04%

         Total Annual Fund
         Expenses                         0.49%         0.67%         0.50%           0.57%



Notes to Expense Table:


(1) Represents maximum deferred sales charge. The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 7% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) The Insurance Company reserves the right to impose this fee for the second and subsequent transfer of Accumulation Units or Annuity Units among Divisions during a Contract year. However, the fee is not currently imposed by the Insurance Company.

(3) The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

(4) Based on amounts incurred by the applicable Fund of Putnam Variable Trust during fiscal year 1999. The inclusion of the 1999 Total Annual Fund Expenses of the applicable Fund of Putnam Variable Trust has been included in this prospectus solely for the purposes of the hypothetical illustration set forth in the Expense Table.

(5) On April 9, 1999, Putnam U.S. Government and High Quality Bond Fund changed its name to name to Putnam Income Fund. In addition, the Fund's investment policy changed. Prior to April, 9, 1999, the Fund's policies required it to invest at least 25% of its assets in U.S. Government securities and limited the amount of assets invested in securities rated below "A". Consequently, the historic information listed in this Expenses Table with respect to the Income Division does not reflect the performance of Putnam Income Fund under the Fund's current investment policies or its current distribution policies.

                                    EXAMPLES


                                                                                         Growth
                                                     Money                                 and
                                                     Market              Income          Income II         Voyager
                                                     Division           Division         Division         Division
If you surrender your
contract at the end of the
applicable time period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on asset

          1 year                                      $ 90.67            $ 92.42           $ 90.76          $ 91.45
          3 years                                      112.02             117.45            112.32           114.44
          5 years                                      133.34             142.86            133.86           137.50
         10 years                                      213.12             232.90            214.22           221.95

If you annuitize at the end
of the applicable time
period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets

          1 year                                      $ 90.67            $ 92.42           $ 90.76          $ 91.45
          3 years                                      112.02             117.45            112.32           114.44
          5 years                                      133.34             142.86            133.86           137.50
         10 years                                      213.12             232.90            214.22           221.95


If you do not surrender your contract:

You would pay the following
expenses on a $1,000
investment assuming 5% annual
return on assets

          1 year                                     $  18.46            $ 20.35           $ 18.56          $ 19.30
          3 years                                       57.14              62.87             57.46            59.69
          5 years                                       98.30             107.96             98.84           102.60
         10 years                                      213.12             232.90            214.22           221.95


The purpose of the Expense Table is to assist a prospective purchaser in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For further information concerning the Separate Account fees and expenses, please refer to the section of this prospectus entitled "Deductions and Expenses". Additional information pertaining to Fund Annual Expenses is contained in the prospectus of Putnam Variable Trust. In addition to the costs and expenses described above, the Contract may be subject to state premium taxes. For a discussion of premium taxes please refer to the section entitled "Contract Charges-Premium Taxes."


The example is not intended as, and should not be considered, a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                              FINANCIAL INFORMATION


1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):

The following information should be read in conjunction with the financial statements of the Separate Account , which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.


                              MONEY MARKET DIVISION
                                  TAX QUALIFIED

YEAR              ACCUMULATION           ACCUMULATION         NUMBER OF
                  UNIT VALUE             UNIT VALUE AT        ACCUMULATION
                  AT BEGINNING           END OF PERIOD        UNITS OUTSTANDING
                  OF PERIOD                                   AT END OF PERIOD



  1999            $  2.2345              $  2.3146                506,682

  1998            $  2.1487              $  2.2336                593,464

  1997            $  2.0665              $  2.1483                684,786

  1996            $  1.9898              $  2.0660                847,412

  1995            $  1.9080              $  1.9894              1,096,192

  1994            $  1.8661              $  1.9074              1,488,534

  1993            $  1.8446              $  1.8659              1,778,411

  1992            $  1.8062              $  1.8444              2,620,375

  1991            $  1.7286              $  1.8059              4,203,167

  1990            $  1.6223              $  1.7281              7,114,568

                              MONEY MARKET DIVISION
                                NON-TAX QUALIFIED

YEAR              ACCUMULATION             ACCUMULATION          NUMBER OF
                  UNIT VALUE AT            UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF             END OF PERIOD         UNITS
                  PERIOD                                         OUTSTANDING AT
                                                                 END OF PERIOD


  1999            $  2.2186                 $  2.2980             899,105

  1998            $  2.1336                 $  2.2177             968,809

  1997            $  2.0518                 $  2.1332           1,065,062

  1996            $  1.9756                 $  2.0514           1,288,780

  1995            $  1.8944                 $  1.9753           1,334,785

  1994            $  1.8548                 $  1.8935           1,660,811

  1993            $  1.8335                 $  1.8546           2,525,627

  1992            $  1.7954                 $  1.8332           3,196,702

  1991            $  1.7181                 $  1.7951           3,868,744

  1990            $  1.6124                 $  1.7175           5,103,872

                         GROWTH AND INCOME II DIVISION *
                                  TAX QUALIFIED

YEAR              ACCUMULATION             ACCUMULATION           NUMBER OF
                  UNIT VALUE AT            UNIT VALUE AT          ACCUMULATION
                  BEGINNING OF             END OF PERIOD          UNITS
                  PERIOD                                          OUTSTANDING AT
                                                                  END OF PERIOD


  1999            $  8.6861                  $  8.7098             2,193,483

  1998            $  7.6501                  $  8.6752             2,497,011

  1997            $  6.1814                  $  7.6183             2,818,975

  1996            $  5.1880                  $  6.2071             3,277,019

  1995            $  3.8659                  $  5.1527             3,699,687

  1994            $  3.8800                  $  3.8384             3,672,031

  1993            $  4.1195                  $  3.8802             5,709,891

  1992            $  3.7959                  $  4.1409             6,907,180

  1991            $  2.7828                  $  3.7798             8,510,262

  1990            $  3.0137                  $  2.7991            10,978,705



* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                         GROWTH AND INCOME II DIVISION *
                                NON-TAX QUALIFIED

  YEAR            ACCUMULATION              ACCUMULATION          NUMBER OF
                  UNIT VALUE AT             UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF              END OF PERIOD         UNITS
                  PERIOD                                          OUTSTANDING AT
                                                                  END OF PERIOD


  1999             $  7.4525                  $  7.4762            1,390,750

  1998             $  6.5538                  $  7.4431            1,557,788

  1997             $  5.2962                  $  6.5265            1,753,068

  1996             $  4.4442                  $  5.3182            2,002,962

  1995             $  3.3094                  $  4.4140            2,104,990

  1994             $  3.3224                  $  3.2870            1,733,131

  1993             $  3.5222                  $  3.3225            2,180,991

  1992             $  3.2453                  $  3.5405            2,447,435

  1991             $  2.3781                  $  3.2315            2,668,712

  1990             $  2.5758                  $  2.3921            3,515,922



* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                                                  INCOME DIVISION
                                                   TAX QUALIFIED


YEAR              ACCUMULATION              ACCUMULATION         NUMBER OF
                  UNIT VALUE AT             UNIT VALUE AT        ACCUMULATION
                  BEGINNING OF              END OF PERIOD        UNITS
                  PERIOD                                         OUTSTANDING AT
                                                                 END OF PERIOD


  1999                  $  3.6743              $  3.5263           552,236

  1998                  $  3.4216              $  3.6429           772,236

  1997                  $  3.1564              $  3.4066           920,186

  1996                  $  3.1355              $  3.1734         1,313,122

  1995                  $  2.6495              $  3.1359         1,580,611

  1994                  $  2.7613              $  2.6484         2,006,254

  1993                  $  2.4922              $  2.7602         2,372,918

  1992                  $  2.3148              $  2.4665         3,146,768

  1991                  $  2.0194              $  2.3365         3,898,682

  1990                  $  1.9064              $  1.9976         4,611,938

                                 INCOME DIVISION
                                NON-TAX QUALIFIED

YEAR              ACCUMULATION           ACCUMULATION           NUMBER OF
                  UNIT VALUE AT          UNIT VALUE AT          ACCUMULATION
                  BEGINNING OF           END OF PERIOD          OUTSTANDING AT
                  PERIOD                                        END OF PERIOD


  1999            $  3.6318                $  3.4861              1,582,528

  1998            $  3.3804                $  3.6001              1,781,007

  1997            $  3.1183                $  3.3656              1,981,587

  1996            $  3.0972                $  3.1351              2,394,183

  1995            $  2.6168                $  3.0976              2,678,698

  1994            $  2.7274                $  2.6157              3,034,007

  1993            $  2.4620                $  2.7263              3,998,875

  1992            $  2.2868                $  2.4366              4,270,125

  1991            $  1.9950                $  2.3082              4,705,841

  1990            $  1.8835                $  1.9735              6,081,726

                               VOYAGER DIVISION *
                                  TAX QUALIFIED

YEAR              ACCUMULATION              ACCUMULATION          NUMBER OF
                  UNIT VALUE AT             UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF              END OF PERIOD         UNITS
                  PERIOD                                          OUTSTANDING AT
                                                                  END OF PERIOD


  1999            $  3.8073                   $  5.9953             698,305

  1998            $  3.1133                   $  3.8346             714,343

  1997            $  2.4606                   $  3.1215             738,882

  1996            $  2.2334                   $  2.4937             751,632

  1995            $  1.6061                   $  2.2337             781,624

  1994            $  1.6303                   $  1.6261             798,724

  1993            $  1.4965                   $  1.6546             825,839

  1992            $  1.3365                   $  1.5166             972,470

  1991            $  0.8190                   $  1.3366             978,329

  1990            $  0.9012                   $  0.8289           1,022,612



* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

                               VOYAGER DIVISION *
                                NON-TAX QUALIFIED

YEAR              ACCUMULATION             ACCUMULATION          NUMBER OF
                  UNIT VALUE AT            UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF             END OF PERIOD         UNITS
                  PERIOD                                         OUTSTANDING AT
                                                                 END OF PERIOD


  1999               $  3.8026               $  5.9881            677,689

  1998               $  3.1078               $  3.8299            679,382

  1997               $  2.4563               $  3.1160            653,214

  1996               $  2.2298               $  2.4894            633,799

  1995               $  1.6031               $  2.2301            645,524

  1994               $  1.6302               $  1.6231            649,408

  1993               $  1.4965               $  1.6545            767,780

  1992               $  1.3363               $  1.5164            761,087

  1991               $  0.8188               $  1.3364            757,114

  1990               $  0.9011               $  0.8287            781,471


* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

2.   Money Market Division - Yield Information:

     The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

     The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".


3.   Financial Statements:

     The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

                      DESCRIPTION OF THE INSURANCE COMPANY,
                        THE SEPARATE ACCOUNT AND THE FUND


                              THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life") is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation, a insurance and financial service holding company. The administrative offices of Investors Life are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988, the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.

THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each Fund. Prior to the substitution of shares of certain series of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Growth and Income Division was merged into the Equity Division, and the name of that division was changed to Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 22). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987.

Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the Insurance Company; however, the investment risk under a Contract is borne by the Contract Owner.


PUTNAM VARIABLE TRUST

Putnam Variable Trust, formerly known as Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of Putnam Variable Trust are available under variable annuity contracts offered by this Prospectus:

     Putnam VT Income Fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

     Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income.

     Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

     Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation.

The shares of each Fund of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

The shares of each Fund of Putnam Variable Trust are available on to serve as the underlying investment for variable annuity and variable life insurance contracts. It is possible that, in the future, it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest in the Funds simultaneously. The Insurance Company is not currently aware of any such disadvantages. It should be noted that the prospectus of Putnam Variable Trust states that the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts.

In addition, shares of the Funds are sold to separate accounts of other, unaffiliated, insurance companies, a practice which is known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of variable annuity contracts issued by the Insurance Company and owners of contracts issued by such other, unaffiliated, insurers. In the event of any such material conflicts, we will consider what action may be appropriate under the circumstances. For a description of the risk which may be involved with mixed funding, please refer to the discussion in the prospectus of Putnam Variable Trust.

Putnam Management is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Prior to April 10, 1998, Putnam Management agreed to reimburse the Insurance Company for certain costs that it incurred in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable Fund of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                                  VOTING RIGHTS


The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account Division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity Period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of Accumulation Units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity
Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an Accumulation Unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of shares of Putnam Variable Trust owned by the Separate Account to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                             DEDUCTIONS AND EXPENSES


A. CONTRACT CHARGES:

The following deductions are made under the Contracts:

o Administrative Expense: The Insurance Company deducts an Annual Contract Fee of $30 from the Contract value on each anniversary of the issue date during the Accumulation Period. Accumulation Units will be reduced proportionately on each anniversary date to reflect this charge. No Annual Contract Fee is deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

     The Insurance Company reserves the right to increase the administrative expense charge by $5 for the second and each subsequent transfer of Accumulation Units among Separate Account Divisions during the Contract year (the "Exchange Fee"). This charge may also be imposed for the second and each subsequent transfer of Annuity Units among Separate Account Divisions during the Contract year. However, there is no present intent to assess a charge for transfer, and notice will be given to Contract Owners prior to imposition of this charge.

     The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

o Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

o Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn during early Contract Years. The charge also applies at the time Annuity Payments begin, unless (a) the first Annuity Payment begins after the tenth Contract Year, (b) the first Annuity Payment begins after the fifth Contract Year and the Annuitant has attained age 59-1/2 at such time or (c) Annuity Payments are being made as part of the Death Proceeds during the Accumulation Period or as part of a distribution upon death of the Owner during the Accumulation Period.

     The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment, and ranges from 7% for periods of less than 2 Contract Years to 0% for periods of 8 or more Contract Years. The amount subject to deferred sales charges is allocated to each Contribution Year, to determine the applicable percentage charge. In no event will this charge exceed 7% of the amount of Purchase Payments accepted by the Insurance Company for a Contract. See Appendix, pages 52 to 56 for a more complete description of this charge, including examples.

     In determining the amount of the charge, the Insurance Company assumes that purchase payments are withdrawn on a "first in - first out" basis; this assumption can not be used for purposes of determining federal income tax liability.

     Exempt Accumulation Value: If, after the first Contract Year (a) a withdrawal request is received or Accumulation Value is applied to provide an annuity payout and (b) no other withdrawal request has been received by the Insurance Company during the Contract Year of withdrawal or first Annuity Payment, then up to 10% of Accumulation Value will be exempt from a sales charge. Such exempt Accumulation Value will be determined as of the Valuation Date coincident with or next following the date that the written request for withdrawal is received by the Insurance Company at its Home Office or the date that Accumulation Value is applied to provide an annuity payout, as applicable.

     With respect to Contracts issued in connection with an Exchange Offer dated February 25, 1987, the Deferred Sales Charge is not applicable to that portion of the Accumulation Value applicable to amounts transferred to a Contract in accordance with the provisions of such Exchange Offer. The Exchange Offer was made available during the period from February 25, 1987 to March 23, 1987 by the Insurance Company to certain certificate holders under group fixed annuity contracts issued by the Insurance Company, or by Life Insurance Company of North America (a former affiliate of the Insurance Company), to employers maintaining retirement plans which meet the requirements of section 403(b) of the Internal Revenue Code. The Exchange Offer applies only to amounts so transferred as of April 6, 1987.

     The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made, or Annuity Payments commence, during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

o Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality Risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

     The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

     The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.


The above-described deductions may be modified by the Insurance Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.   EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance Company and the principal underwriter, ILG Securities Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions as a percentage of purchase payments. The percentage depends upon the type of purchase payment (first contract year, renewal, lump sum or increase), and ranges from 2-1/4% to 9%.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company may pay servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No such fees are currently being paid. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above. As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.

                GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

Description of Contract Rights: The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or
Annuitant:

a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

     o    change the beneficiary for death proceeds;
     o    surrender the Contract in whole or in part for its Withdrawal Value;
     o    change the annuity payout option;
     o    change the death benefit payout option;
     o    transfer Contract values between Separate Account Divisions;
     o    instruct the Insurance Company as to voting of Fund shares;
     o cancel the Contract by returning it to the Insurance Company within 10 days after receipt;
     o change the designated Separate Account Division for allocation of future contributions;
     o change the date Annuity Payments commence (not later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);
     o    change the payee to receive Annuity Payments;
     o assign ownership rights under the Contract, upon advance written notice to the Insurance Company.

b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

     o    transfer Contract values between Separate Account Divisions;
     o change the payee to receive Annuity Payments, during the lifetime of Annuitant;
     o change the beneficiary under any Annuity Payout Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;
     o    instruct the Insurance Company as to voting of Fund shares.

c.   Death Benefits - Accumulation Period:

     In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

     If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

d.   Death Benefits - Annuity Period:

     If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

     In the case of Contracts which are subject to the requirements of section 72(s) of the Internal Revenue Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights: The Contracts may be issued pursuant to a tax qualified or non- tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contracts permit redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under a Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Internal Revenue Code) provide that the amount of premiums in any taxable year of the Owner may not exceed the lesser of $2,000 or 100% of "compensation" for such year; this limitation does not apply to amounts which are treated as "IRA rollovers" under the Code.

Transfers Between Separate Account Divisions: Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; however, the Insurance Company reserves the right to limit transfers to one per Contract Year and to assess a $5 charge for each transfer after the first during a Contract Year. In either event, written notice will be provided to all Contract owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or (iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.

Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.

Contract Owner Inquiries: The Owner of a Contract should direct all inquiries to: Investors Life Insurance Company of North America, Customer Service Department, 701 Brazos Street, Austin, Texas 78701.

Reports: The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi-annually.


                               THE ANNUITY PERIOD


Annuity Commencement Date: Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1, 1989); these provisions apply to benefits accruing under a section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.

Annuity Payments: The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

     o Special Note for California Contracts: Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.

Annuity Payout Options: The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life  Annuity  with  Annuity  Payments  Guaranteed  for a  Designated
Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:

                  total amount applied under the Option at the
(a)      =        annuity commencement date

                  annuity unit value at the annuity commencement date

                  number of annuity units represented by each
(b)      =        monthly Annuity Payment paid times the number of monthly
                  annuity payments made.

Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period. ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

     o Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period: For a description of the Contract provisions applicable to transfers between Separate Account Divisions, refer to "General Description of Variable Annuity Contracts - Transfers Between Separate Account Divisions".

                                 DEATH BENEFITS

Accumulation Period: If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period: If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under
Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

     o Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant.

          Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits - Accumulation Period", above.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If the death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

     o Annuity Period - If the owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.


                          PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.

Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.

Purchase Payments:

The minimum initial Purchase Payment is $500 for an Owner not approved by the Insurance Company for pre-authorized checks, salary deductions, or other list bill remittances.

After a Contract is issued, any Owner may make Purchase Payments of $40 or more by remitting checks directly to the Insurance Company at its Administrative Office.

The Insurance Company reserves the right to reject any Purchase Payment if it is less than the minimum amount or not in proper order.

     o    Pre-authorized   Checks,   Salary   Deductions  and  Other  List  Bill
          Remittances:

          Purchase Payments for the Contracts of at least $40 each may be made at periodic intervals by Owners who have been approved by the Insurance Company for pre-authorized checking, salary deductions, or other list bill remittance.

          Pre-authorized checks allow the Insurance Company to draw checks on a routine basis, usually monthly, from a bank account previously established by the Owner. No credit for a Purchase Payment will be given should a check be dishonored for any reason by the bank selected. Neither the Insurance Company nor ILG Securities Corporation assume any liability for wrongful dishonor by the bank selected; however, the Insurance Company may agree to indemnify a bank for certain liabilities associated with the checking procedure.

          A salary deduction mode authorizes a Contract Owner's employer to take deductions of a set amount from the Owner's salary and remit such amounts to the Insurance Company as Purchase Payments for a Contract. The Insurance Company and ILG Securities Corporation assume no liability for any amounts so deducted until received in full by the Insurance Company at its Administrative Office.

          Purchase Payments for a Contract issued to a retirement plan may be remitted together with Purchase Payments for other Contracts issued to such retirement plan pursuant to a "list bill" in a form acceptable to the Insurance Company. Where permitted by the retirement plan, and subject to the Insurance Company's underwriting requirements, Purchase Payments for an amount less than the stated minimum for a Contract may be remitted pursuant to such an approved "list bill".

Application of Net Purchase Payments:

The Insurance Company will reduce a Purchase Payment by any applicable Premium Tax to determine the net Purchase Payment. Upon the purchase of a Contract, the amount of the net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit: (Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to
(i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                                   REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan. AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.

Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $500 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.

Restrictions Under the Texas Optional Retirement Program:

Participants in the Texas Optional Retirement Program (ORP) currently are prohibited from receiving their interest in a variable annuity contract issued under the ORP prior to termination of employment in the Texas public institutions of higher education, retirement, or death.

Accordingly, the Insurance Company will require a Contract Owner whose Contract is issued under the ORP to obtain a certificate of termination of employment before Contract Withdrawal Value is paid to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans", Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE
SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.

Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                               FEDERAL TAX STATUS

General:

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate in the future so as to continue to meet such requirements.

In order for a variable annuity contract to qualify for deferral on Federal income taxes on income credited to the contract, the assets in the segregated asset account supporting the contract must be considered to be owned by the Insurance Company, and not by the owner of the variable annuity contract. The Internal Revenue Service ("IRS") has issued certain rulings which discuss the matter of investor control of the assets supporting a variable annuity contracts. In its rulings, the IRS has stated that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a segregated asset account, will cause the contract owner to be taxed as the owner of the assets for Federal income tax purposes. In addition , in its explanation of the temporary regulations adopted under Section 817 of the Code, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the Account." That explanation also indicated that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to a particular sub-account without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide such guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. The Insurance Company does not know if, or in what form, such guidance will be issued. Nor does the Insurance Company know whether any such guidance, if issued, would be implemented on a prospective basis only, or if a ruling would be given retroactive effect.

Accordingly, there is a certain degree of uncertainty as to whether an Owner of the variable annuity contracts described in this prospectus would be considered the owner of the underlying assets for Federal income tax purposes.


Non-Tax Qualified Contracts:

A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provide for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation. A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

Annuity payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.

Tax Qualified Contracts:

Tax Qualified Contracts are Contracts which are issued to or pursuant to the following types of retirement plans:

     o A plan established by a corporate employer for the benefit of its employees and qualified under sections 401(a) or 403(a) of the Code (Corporate plans).
     o A plan established by self-employed individuals for themselves and their employees and qualified under sections 401(a) or 403(a) of the Code (Keogh or HR-10 plans).
     o A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).
     o    An  Individual   Retirement  Annuity  (IRA)  plan  established  by  an
          individual.

All of these plans differ with respect to the applicable rules which must be met and followed if they are to attain and retain their qualified status. In general, they have the following common attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

Under the Code (as amended by the Tax Reform act of 1986), certain distributions prior to age 59-1/2 are considered premature distributions and may result in application of a 10% additional tax. In addition, the Code requires that tax qualified retirement plans generally provide for the commencement of retirement benefits no later than the year in which the employee attains age 70-1/2.

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989,

In accordance with the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section 403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

Taxation of the Separate Account:

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:

The Insurance Company may be required to withhold certain amounts from both periodic and non-periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of certain types of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

Under the current provisions of the Code, the Insurance Company is required to withhold Federal income taxes from certain distributions from tax-qualified retirement plans and from section 403(b) Annuity plans. These requirements do not apply to distributions from IRA plans or from deferred compensation plans subject to section 457 of the Code. The mandatory withholding (at a 20% rate) applies to distributions which are treated as "eligible rollover distributions" under the Code, unless the amount is distributed as a "direct rollover". For these purposes, a "direct rollover" is one which is made directly from the qualified plan to another qualified plan, or directly from the qualified plan to an IRA. In other words, a "direct rollover" does not involve the receipt of any portion of the distribution by the taxpayer. Unless an "eligible rollover distribution" qualifies as a "direct rollover", the taxable portion thereof is subject to 20% withholding. The Insurance Company is required to forward the amount of the withholding to the IRS. The taxpayer may not elect out of this withholding described in this paragraph.

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

General:

Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

                                LEGAL PROCEEDINGS

Various lawsuits against the Insurance Company have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. The Insurance Company is a defendant in a lawsuit which was filed in October, 1996, in Travis County, Texas. The named plaintiffs in the suit (a husband and wife), allege that the universal life insurance policies sold to them by INA

Life Insurance Company (a company which was merged into the Insurance Company in 1992) utilized unfair sales practices. The named plaintiffs seek reformation of the life insurance contracts and an unspecified amount of damages. The named plaintiffs also seek a class action as to similarly situated individuals. No certification of a class has been granted as of the date of this Prospectus. The Insurance Company believes that the suit is without merit and intends to vigorously defend this matter.

In August, 1997, another individual filed a similar action in Travis County, Texas against the corporate entities identified above. The lawsuit involves the same type of policy and includes allegations which are substantially identical to the allegations in the first action. The named plaintiff also seeks class certification. The Company believes that the court would consider class certification with respect to only one of these actions. The Company also believes that this action is without merit and intends to vigorously defend this matter.

There is no litigation pending to which the Separate Account is a party.


                                TABLE OF CONTENTS
                   OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

         1.       General Information and History
         2.       Services
         3.       Purchase of Securities Being Offered
         4.       Principal Underwriter
         5.       Yield Quotations of Money Market Division
         6.       Annuity Payments
         7.       Additional Information
         8.       Financial Statements
                                      o                The Separate Account
                                      o                The Insurance Company

                                    APPENDIX

                 Examples of Deferred Sales Charge Calculations

The Insurance Company will determine the amount of Sales Charge applicable to a withdrawal or commencement of Annuity Payments as follows:

  STEP 1 A Gross Chargeable Amount is determined by the Insurance Company. This amount is the lesser of (a) the dollar amount of Purchase Payments made and not previously withdrawn and (b) the amount requested to be withdrawn or applied to Annuity Payments;

  STEP 2 A Net Chargeable Amount is determined by the Insurance Company. This amount is the Gross Chargeable Amount less any Exempt Accumulation Value then applicable.

  STEP 3 A Net Chargeable Amount is then allocated by the Insurance Company to each Contribution Year.

  STEP 4 The Net Chargeable Amount allocated to a Contribution Year is multiplied by the Applicable Percentage shown:

No. of Full Contract Years
Between the Beginning of a
Contribution Year and Date
of Withdrawal (or First Annuity Payment)

                                              Applicable
                                              Percentage

                  less than 2                     7%
                  2                               6%
                  3                               5%
                  4                               4%
                  5                               3%
                  6                               2%
                  7                               1%
                  8 or more                       0%

  STEP 5 The Sales Charge applicable to a withdrawal request or application of Accumulation Value is the sum of amounts determined under STEP 4.

Contract Withdrawal Value is the amount of a withdrawal request reduced by the applicable Sales Charge.

The Insurance Company assumes that Purchase Payments are withdrawn on a "first in - first out" basis for purposes of determining the Sales Charge. This assumption cannot be used for purposes of determining federal income tax liability.


                              SALES CHARGE EXAMPLES


The following examples assume that Purchase Payments for a Contract are as follows:

Contract Year               Total Purchase Payments

     1                                $1,200
     2                                 2,400
     3                                 2,400
     4                                     0
     5                                     0
     6                                     0
     7                                     0
     8                                     0
     9                                 3,600
                                      $9,600

The assumed Accumulation Value on the date of withdrawal is $10,600. No other withdrawal requests are assumed to have been made by the Owner.

Example 1:   Illustration of a Sales Charge on a partial withdrawal request for $8,000

 STEP 1    The Gross Chargeable Amount is $8,000.

 STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($8,000) less Exempt Accumulation Value:

           Exempt Accumulation Value =
           $10,600 X 0.1               =  $1,060
           Net Chargeable Amount   = $8,000 - $1,060 =   $6,940

 STEP 3    The Net Chargeable Amount is applied to "Contribution Years":

                         Gross Chargeable               Net Chargeable
                         Amount allocated               Amount allocated
Contract Year            to Contribution Year           to Contribution Year

          1                     $  1,200                       $  1,200
          2                        2,400                          2,400
          3                        2,400                          2,400
          4                            0                              0
          5                            0                              0
          6                            0                              0
          7                            0                              0
          8                            0                              0
          9                        2,000                            940

                                  $8,000                         $6,940

*The Gross Chargeable Amount for subsequent withdrawals is $1,600 ($3,600 - $2,000), allocated to Contract Year 9.

        STEP 4 Net Chargeable Amounts allocated to Contribution Years are multiplied by the Applicable Percentage and STEP 5, added together:


                         Net
                      Chargeable          Applicable            Sales
Contract Year         Amount              Percentages           Charge

        1                 $1,200                 0%              $  0.00
        2                  2,400                 1%                24.00
        3                  2,400                 2%                48.00
        4                      0                 3%                 0.00
        5                      0                 4%                 0.00
        6                      0                 5%                 0.00
        7                      0                 6%                 0.00
        8                      0                 7%                 0.00
        9                    940                 7%                65.80

                          $6,940                                 $137.80

Contract Withdrawal Value ($8,000 - $137.80) = $7,862.20

Example 2: Illustration of Sales Charge on full Surrender


    STEP 1 The Gross Chargeable Amount is the lesser of Purchase Payments for the Contract ($9,600) and the Accumulation Value ($10,600) = $9,600.


    STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($9,600) less Exempt Accumulation Value:
               Exempt Accumulation Value = $10,600 X 0.1 = $1,060
               Net Chargeable Amount = $10,600 -$1,060 = $8,540

    STEP 3     The Net Chargeable Amount is applied to "Contribution Years"



                        Gross Chargeable               Net Chargeable
                        Amount allocated               Amount allocated
Contract Year           to Contribution Year           to Contribution Year

          1                      $1,200                         $1,200
          2                       2,400                          2,400
          3                       2,400                          2,400
          4                           0                              0
          5                           0                              0
          6                           0                              0
          7                           0                              0
          8                           0                              0
          9                       3,600                          2,540

                                 $9,600                         $8,540

    STEP 4 Net Chargeable Amounts allocated to Contribution Years are multiplied by the Applicable Percentage and STEP 5, added together:

                      Net Chargeable     Applicable            Sales
Contract Year         Amount             Percentages           Charge

      1                  $1,200              0%               $  0.00
      2                   2,400              1%                 24.00
      3                   2,400              2%                 48.00
      4                       0              3%                  0.00
      5                       0              4%                  0.00
      6                       0              5%                  0.00
      7                       0              6%                  0.00
      8                       0              7%                  0.00
      9                   2,540              7%                177.80

                         $8,540                               $249.80


Contract Withdrawal Value (Surrender Value)
= $10,600 - $249.80 = $10,350.20

To obtain a copy of the Statement of Additional Information for the Individual Flexible Payment Variable Annuity Contracts, detach and mail this form.

TO:        Investors Life Insurance Company of North America
           701 Brazos Street
           Austin, Texas 78701

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated May 1, 2000), describing the Individual Flexible Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.
                                 (Please Print)


                          NAME:


                          Mailing
(Date)                    Address: (Street or P.O. Box)


                          City              State             Zip

                               ACKNOWLEDGMENT FORM
                              SECTION 403 (b) PLANS



NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

TO:              Investors Life Insurance Company of North America
                 701 Brazos Street
                 Austin, Texas 78701





With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Investors Life Insurance Company of North America Separate Account I (dated May 1, 2000). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 43 and 47 of the prospectus, pertaining to the restrictions or redemptions imposed by
Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




Date                               Signature of Applicant




                                   Address:

Investors Life Insurance
Company of North America

701 Brazos Street
Austin, Texas 78701




ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                   PROSPECTUS

                                   May 1, 2000





                                Flexible Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                        Investors Life Insurance Company
                                of North America

ILCO Investors Life Insurance
Company



701 Brazos Street
Austin, Texas 78701






ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701






                                   PROSPECTUS

                                   May 1, 2000





                                Flexible Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                      ILCO Investors Life Insurance Company

                                   PROSPECTUS

                               SEPARATE ACCOUNT I



                            INDIVIDUAL SINGLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA



The Individual Single Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 701 Brazos Street, Austin, Texas 78701 (a reply form has been included with this Prospectus), or by calling (512) 404-5346. The Statement of Additional Information has the same date as the date of this Prospectus, and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 46 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUS OF PUTNAM VARIABLE TRUST. BOTH PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 2000

                                TABLE OF CONTENTS



ITEM                                                        PAGE

Definitions                                                   3
Introduction                                                  5
Expense Table                                                 7
Financial Information                                        11
Description of the Insurance Company, the
  Separate Account and the Fund                              20
Deductions and Expenses                                      24
General Description of Variable Annuity
  Contracts                                                  27
The Annuity Period                                           31
Death Benefits                                               34
Purchases and Contract Values                                36
Redemptions                                                  39
Federal Tax Status                                           41
Legal Proceedings                                            46
Table of Contents of the Statement of
  Additional Information                                     46





The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                                   DEFINITIONS



The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period: The period between the commencement of the first Contract Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuitant: The person designated under the contract as the measuring life for annuity payout options involving life contingencies; normally, the recipient of Annuity Payments.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuity Payments: Periodic amounts payable by the Insurance Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable Annuity Payments.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year: A Contract Year in which at least one Purchase Payment is made.

Fund: A series of Putnam Variable Trust. Prior to January 1, 1997, the Putnam Variable Trust was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account: The segregated investment account entitled "Separate Account I" established by the Insurance Company and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account Division: A Division of the Separate Account, the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non- tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Valuation Date. A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                                  INTRODUCTION


The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract is issued. See "The Annuity Period - Annuity Payout Options", page 31, and "Limitation on Contract Rights", page 28.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 31.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

     o    The Contracts  provide for allocation of the net Purchase  Payments to
          several  underlying   investment   mediums,   each  with  a  different
          investment objective. See "Description of the Fund", page 20.

     o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 34.

     o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 39 and "Contract Charges", page 24.

     o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status", page 41.

     o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See "Contract Charges", page 24.

     o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 27.

     o    The Contracts include a limited right of cancellation. See "Redemption
          - Right to Cancel", page 40.

The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective.

No assurance can be given that the value of a Contract before Annuity Payments begin, or the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                                  EXPENSE TABLE

The following Expense Table lists the transaction expenses, annual Contract fee, Separate Account annual expenses, as well as the approximate annual expenses of each Fund of Putnam Variable Trust, related to an investment in each Division of the Separate Account. Following the Expense Table is an Example which illustrates the cumulative amount of fees and expenses on a hypothetical, one-time investment of $1,000, assuming a 5% rate of return for the stated time periods.

                                                                               Growth
                                       Money                                    and
                                       Market             Income              Income II      Voyager
                                       Division           Division (5)        Division       Division

A.       Contract owner
         Transaction Expenses

         Deferred Sales
         Charge (maximum, as
         a percentage of
         amount Surrendered(1)              6%                    6%                6%                6%

         Exchange Fee (2)              $  5.00               $  5.00           $  5.00           $  5.00

B.       Annual Contract Fee(3)        $ 25.00               $ 25.00           $ 25.00           $ 25.00

C.       Separate Account
         Annual Expenses (as
         a percentage of
         average account  value)

         Mortality Risk Fee                0.8%                  0.8%              0.8%              0.8%
         Expense Risk Fee                  0.4%                  0.4%              0.4%              0.4%

         Total Separate
         Account
         Annual Expenses                   1.2%                  1.2%              1.2%              1.2%

D.       Fund Annual Expenses (as a percentage of Fund average net assets) (4)

  Management Fees                          0.41%                 0.60%             0.46%             0.53%
  All Other Expenses                       0.08%                 0.07%             0.04%             0.04%
  Total Fund Annual
  Expenses                                 0.49%                 0.67%             0.50%             0.57%


Notes to Expense Table:


(1) Represents maximum deferred sales charge. The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 6% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) Applicable to the second and subsequent transfer of Accumulation Value or Annuity Value among Divisions during a Contract Year.

(3) The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

(4) Based on amounts incurred by the applicable Putnam Variable Trust during fiscal year 1999. The inclusion of the 1999 Total Annual Fund Expenses of the applicable Fund of Putnam Variable Trust has been included in this prospectus solely for the purposes of the hypothetical illustration set forth in the Expense Table.

(5) On April 9, 1999, Putnam U.S. Government and High Quality Bond Fund changed its name to name to Putnam Income Fund. In addition, the Fund's investment policy changed. Prior to April, 9, 1999, the Fund's policies required it to invest at least 25% of its assets in U.S. Government securities and limited the amount of assets invested in securities rated below "A". Consequently, the historic information listed in this Expenses Table with respect to the Income Division does not reflect the performance of Putnam Income Fund under the Fund's current investment policies or its current distribution policies.

                                    EXAMPLES

                                                                    Growth
                                     Money                            and
                                     Market         Income          Income II        Voyager
                                     Division       Division        Division         Division

If you surrender your
contract at the end of the
applicable time period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on asset
            1 year                    $ 90.56         $ 92.32         $ 90.66          $ 91.34
            3 years                    111.70          117.13          112.00           114.12
            5 years                    132.79          142.13          133.31           136.95
           10 years                    211.93          231.74          213.04           220.78

If you annuitize at the end
of the applicable time
period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets

           1 year                      $ 90.56        $ 92.32         $ 90.66          $ 91.34
            3 years                     111.70         117.13          112.00           114.12
            5 years                     132.79         142.13          133.31           136.95
           10 years                     211.93         231.74          213.04           220.78
If you do not surrender your contract:

You would pay the following
expenses on a $1,000
investment assuming 5% annual
return on assets
            1 year                     $ 18.35         $ 20.24         $ 18.45         $ 19.19
            3 years                      56.80           62.53           57.12           59.35
            5 years                      97.73          107.39           98.27          102.03
           10 years                     211.93          231.74          213.04          220.78


The purpose of the Expense Table is to assist a prospective purchaser in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For further information concerning the Separate Account fees and expenses, please refer to the section of this prospectus entitled "Deductions and Expenses". Additional information pertaining to Fund Annual Expenses is contained in the prospectus of Putnam Variable Trust. In addition to the costs and expenses described above, the Contract may be subject to state premium taxes. For a discussion of premium taxes please refer to the section entitled "Contract Charges-Premium Taxes."

The example is not intended as, and should not be considered, a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                              FINANCIAL INFORMATION



1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):


The following information should be read in conjunction with the financial statements of the Separate Account, which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.



                                               MONEY MARKET DIVISION
                                          TAX QUALIFIED

  YEAR            ACCUMULATION            ACCUMULATION           NUMBER OF
                  UNIT VALUE AT           UNIT VALUE AT          ACCUMULATION
                  BEGINNING OF            END OF PERIOD          UNITS
                  PERIOD                                         OUTSTANDING AT
                                                                 END OF PERIOD


  1999             $  2.2345               $  2.3146                  506,682

  1998             $  2.1487               $  2.2336                  593,464

  1997             $  2.0665               $  2.1483                  684,786

  1996             $  1.9898               $  2.0660                  847,412

  1995             $  1.9080               $  1.9894                1,096,192

  1994             $  1.8661               $  1.9074                1,488,534

  1993             $  1.8446               $  1.8659                1,778,411

  1992             $  1.8062               $  1.8444                2,620,375

  1991             $  1.7286               $  1.8059                4,203,167

  1990             $  1.6223               $  1.7281                7,114,568

                              MONEY MARKET DIVISION
                                NON-TAX QUALIFIED

  YEAR               ACCUMULATION           ACCUMULATION         NUMBER OF
                     UNIT VALUE AT          UNIT VALUE AT        ACCUMULATION
                     BEGINNING OF           END OF PERIOD        UNITS
                     PERIOD                                      OUTSTANDING AT
                                                                 END OF PERIOD



  1999                 $  2.2186              $  2.2980               899,105

  1998                 $  2.1336              $  2.2177               968,809

  1997                 $  2.0518              $  2.1331             1,065,062

  1996                 $  1.9756              $  2.0514             1,288,780

  1995                 $  1.8944              $  1.9753             1,334,785

  1994                 $  1.8548              $  1.8935             1,660,811

  1993                 $  1.8335              $  1.8546             2,525,627

  1992                 $  1.7954              $  1.8332             3,196,702

  1991                 $  1.7181              $  1.7951             3,868,744

  1990                 $  1.6124              $  1.7175             5,103,872

                         GROWTH AND INCOME II DIVISION *
                                  TAX QUALIFIED

  YEAR           ACCUMULATION           ACCUMULATION          NUMBER OF
                 UNIT VALUE AT          UNIT VALUE AT         ACCUMULATION
                 BEGINNING OF           END OF PERIOD         UNITS
                 PERIOD                                       OUTSTANDING AT
                                                              END OF PERIOD



  1999             $  8.6861                $  8.7098            2,193,483

  1998             $  7.6501                $  8.6752            2,497,011

  1997             $  6.1814                $  7.6183            2,818,975

  1996             $  5.1880                $  6.2071            3,277,019

  1995             $  3.8659                $  5.1527            3,699,687

  1994             $  3.8800                $  3.8384            3,672,031

  1993             $  4.1195                $  3.8802            5,709,891

  1992             $  3.7959                $  4.1409            6,907,180

  1991             $  2.7828                $  3.7798            8,510,262

  1990             $  3.0137                $  2.7991           10,978,705




* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                         GROWTH AND INCOME II DIVISION *
                                NON-TAX QUALIFIED

  YEAR             ACCUMULATION            ACCUMULATION         NUMBER OF
                   UNIT VALUE AT           UNIT VALUE AT        ACCUMULATION
                   BEGINNING OF            END OF PERIOD        UNITS
                   PERIOD                                       OUTSTANDING AT
                                                                END OF PERIOD



  1999             $  7.4525                $  7.4762             1,390,750

  1998             $  6.5538                $  7.4431             1,557,788

  1997             $  5.2962                $  6.5265             1,753,068

  1996             $  4.4442                $  5.3182             2,002,962

  1995             $  3.3094                $  4.4140             2,104,990

  1994             $  3.3224                $  3.2870             1,733,131

  1993             $  3.5222                $  3.3225             2,180,991

  1992             $  3.2453                $  3.5405             2,447,435

  1991             $  2.3781                $  3.2315             2,668,712

  1990             $  2.5758                $  2.3921             3,515,922




* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                                 INCOME DIVISION
                                  TAX QUALIFIED

YEAR                ACCUMULATION            ACCUMULATION        NUMBER OF
                    UNIT VALUE AT           UNIT VALUE AT       ACCUMULATION
                    BEGINNING OF            END OF PERIOD       UNITS
                    PERIOD                                      OUTSTANDING AT
                                                                END OF PERIOD


  1999             $  3.6743                  $  3.5263              552,236

  1998             $  3.4216                  $  3.6748              772,236

  1997             $  3.1564                  $  3.4066              920,186

  1996             $  3.1355                  $  3.1734            1,313,122

  1995             $  2.6495                  $  3.1359            1,580,611

  1994             $  2.7613                  $  2.6484            2,006,254

  1993             $  2.4922                  $  2.7602            2,372,918

  1992             $  2.3148                  $  2.4665            3,146,768

  1991             $  2.0194                  $  2.3365            3,898,682

  1990             $  1.9064                  $  1.9976            4,611,938

                                 INCOME DIVISION
                                NON-TAX QUALIFIED

YEAR               ACCUMULATION            ACCUMULATION          NUMBER OF
                   UNIT VALUE AT           UNIT VALUE AT         ACCUMULATION
                   BEGINNING OF            END OF PERIOD         UNITS
                   PERIOD                                        OUTSTANDING AT
                                                                 END OF PERIOD


  1999            $  3.6318                 $  3.4861               1,582,528

  1998            $  3.3804                 $  3.6322               1,781,007

  1997            $  3.1183                 $   3.365               1,981,587

  1996            $  3.0972                 $  3.1351               2,394,183

  1995            $  2.6168                 $  3.0976               2,678,698

  1994            $  2.7274                 $  2.6157               3,034,007

  1993            $  2.4620                 $  2.7263               3,998,875

  1992            $  2.2868                 $  2.4366               4,270,125

  1991            $  1.9950                 $  2.3082               4,705,841

  1990            $  1.8835                 $  1.9735               6,081,726

                               VOYAGER DIVISION *
                                  TAX QUALIFIED

YEAR             ACCUMULATION               ACCUMULATION         NUMBER OF
                 UNIT VALUE AT              UNIT VALUE AT        ACCUMULATION
                 BEGINNING OF               END OF PERIOD        UNITS
                 PERIOD                                          OUTSTANDING AT
                                                                 END OF PERIOD


  1999             $  3.8073              $  5.9953                  698,305

  1998             $  3.1133              $  3.8346                  714,343

  1997             $  2.4606              $  3.1215                  738,882

  1996             $  2.2334              $  2.4937                  751,632

  1995             $  1.6061              $  2.2337                  781,624

  1994             $  1.6303              $  1.6261                  798,724

  1993             $  1.4965              $  1.6546                  825,839

  1992             $  1.3365              $  1.5166                  972,470

  1991             $  0.8190              $  1.3366                  978,329

  1990             $  0.9012              $  0.8289                1,022,612






* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

                               VOYAGER DIVISION *
                                NON-TAX QUALIFIED

YEAR              ACCUMULATION             ACCUMULATION          NUMBER OF
                  UNIT VALUE AT            UNIT VALUE AT         ACCUMULATION
                  BEGINNING OF             END OF PERIOD         UNITS
                  PERIOD                                         OUTSTANDING AT
                                                                 END OF PERIOD


  1999              $  3.8026                $  5.9881            677,689

  1998              $  3.1078                $  3.8299            679,382

  1997              $  2.4563                $  3.1160            653,214

  1996              $  2.2298                $  2.4894            633,799

  1995              $  1.6031                $  2.2301            645,524

  1994              $  1.6302                $  1.6231            649,408

  1993              $  1.4965                $  1.6545            767,780

  1992              $  1.3363                $  1.5164            761,087

  1991              $  0.8188                $  1.3364            757,114

  1990              $  0.9011                $  0.8287            781,471



* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.



2.   Money Market Division - Yield Information:

     The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

     The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".



3.   Financial Statements:

     The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

                      DESCRIPTION OF THE INSURANCE COMPANY,
                        THE SEPARATE ACCOUNT AND THE FUND

THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life")is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation, an insurance and financial service holding company. The administrative offices of the Insurance Company are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of the Insurance Company is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988, the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.


THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each class of shares of the Fund. Prior to the substitution of certain series of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the name of the Equity Division was changed to the Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 21). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987. Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the insurance Company; however, the investment risk under a Contract is borne by the Contract Owner.

Putnam Variable Trust

Putnam Variable Trust, formerly known as the Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of Putnam Variable Trust are available under variable annuity contracts offered by this Prospectus:

     Putnam VT Income Fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

     Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income.

     Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

     Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation.

The shares of each portfolio of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

The shares of each Fund of Putnam Variable Trust are available on to serve as the underlying investment for variable annuity and variable life insurance contracts. It is possible that, in the future, it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest in the Funds simultaneously. The Insurance Company is not currently aware of any such disadvantages. It should be noted that the prospectus of Putnam Variable Trust states that the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts.

In addition, shares of the Funds are sold to separate accounts of other, unaffiliated, insurance companies, a practice which is known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of variable annuity contracts issued by the Insurance Company and owners of contracts issued by such other, unaffiliated, insurers. In the event of any such material conflicts, we will consider what action may be appropriate under the circumstances. For a description of the risk which may be involved with mixed funding, please refer to the discussion in the prospectus of Putnam Variable Trust.


Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Prior to April 10, 1998, Putnam Management agreed to reimburse the Insurance Company for certain costs that it incurred in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                                  VOTING RIGHTS

The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of accumulation units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity
Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an accumulation unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of Separate Account Fund shares to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such Fund shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                             DEDUCTIONS AND EXPENSES


A.   CONTRACT CHARGES:

     The following deductions are made under the Contracts:

     o Administrative Expense: The Insurance Company deducts expense charges from the Contract value on each anniversary of the issue date.

          During the Accumulation Period, this charge is $25.00 (the "Annual Contract Fee"), plus $5.00 (the "Exchange Fee") for the second and each subsequent transfer of Accumulation Value among Divisions during the Contract Year. Accumulation units will be reduced proportionately on each anniversary date to reflect this charge. No administrative expense charges are deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

          During the Annuity Period, this charge is $5.00 (the "Exchange Fee") for the second and subsequent transfer of Annuity Unit values among Divisions during the Contract Year.

          The Insurance Company reserves the right to terminate the privilege of the Contract Owner to make more than one transfer of Accumulation Units, or Annuity Units, during a Contract Year. However, there is no present intent to impose such a limitation, and written notice will be given to Contract Owners prior to any such change.

          The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

     o Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

     o Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn (total or partial surrender) during early Contract Years, measured from the date of Contract issuance.

          The charges determined as follows will be assessed upon amounts withdrawn during any one of the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment:

                   Contract Year                       Percentage Charge

                            1                                  6%
                            2                                  5%
                            3                                  4%
                            4                                  3%
                            5                                  2%
                            6                                  1%
                            7 and thereafter                   0%

          In no event will this charge exceed 8 1/2% of the amount of the Purchase Payment accepted by the Insurance Company for a Contract.

          An amount up to 10% of the Purchase Payment may be withdrawn in any one Contract Year without charge. Federal penalty taxes may be imposed on early withdrawals.

          The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

     o Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

          The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

          The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

The above-described deductions may be modified by the Insurance Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.   EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance Company and the principal underwriter, ILG Securities Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions in an amount equal to 4% of the Purchase Payment under the Contract.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company pays servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above. As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.

                GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

Description of Contract Rights: The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or
Annuitant:

a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

     o    Change the beneficiary for death proceeds;
     o    surrender the Contract in whole or in part for its Withdrawal Value;
     o    change the annuity payout option;
     o    change the death benefit payout option;
     o    transfer Contract values between Separate Account Divisions;
     o    instruct the Insurance Company as to voting of Fund shares;
     o cancel the Contract by returning it to the Insurance Company within 10 days after receipt;
     o change the designated Separate Account Division for allocation of future contributions;
     o change the date Annuity Payments commence (not later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);
     o    change the payee to receive Annuity Payments;
     o assign ownership rights under the Contract, upon advance written notice to the Company.

b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

     o    transfer Contract values between Separate Account Divisions;
     o change the payee to receive Annuity Payments, during the lifetime of the Annuitant;
     o change the beneficiary under any Annuity Payout Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;
     o    instruct the Insurance Company as to voting of Fund shares.

c.   Death Benefits - Accumulation Period:

     In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

     If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

d.   Death Benefits - Annuity Period:

     If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

     In the case of Contracts which are subject to the requirements of section 72(s) of the Internal Revenue Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights: The Contracts may be issued pursuant to a tax qualified or non- tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contract permits redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under the Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Transfers Between Separate Account Divisions: Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; a charge of $5.00 is made by the Insurance Company for each such additional transfer. The Insurance Company reserves the right to limit transfers to one per Contract Year. In such event, written notice will be provided to all Contract Owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or (iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.

Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.


Contract Owner Inquiries:

The Owner of a Contract should direct all inquiries to: Investors Life Insurance Company of North America, Customer Service Department, 701 Brazos Street, Austin, Texas 78701.

Reports:

The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi-annually.

                               THE ANNUITY PERIOD

Annuity Commencement Date: Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1, 1989); these provisions apply to benefits accruing under a section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.


Annuity Payments: The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.


     o Special Note for California Contracts: Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.

Annuity Payout Options: The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life  Annuity  with  Annuity  Payments  Guaranteed  for a  Designated
Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:


                  total amount applied under the Option at the
(a)      =        annuity commencement date

                  annuity unit value at the annuity commencement date

                  number of annuity units represented by each
(b)      =        monthly Annuity Payment paid times the number
                  of  monthly annuity payments made.


Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period. ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.


     o Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period: For a description of the Contract provisions applicable to transfers between Separate Account Divisions, refer to "General Description of Variable Annuity Contracts - Transfers Between Separate Account Divisions".

                                 DEATH BENEFITS

Accumulation Period: If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium tax and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period: If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under
Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

     o Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits - Accumulation Period", above.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

     o Annuity Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.


                          PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct, wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for the delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.

Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.

Purchase Payments:

The minimum Purchase Payment is $3,000.

Application of Net Purchase Payments:

The Insurance Company will reduce the Purchase Payment by any applicable Premium Tax to determine the Net Purchase Payment. Upon the purchase of a Contract, the amount of the Net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the Net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit: (Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to
(i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets of the Division divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                                   REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan. AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.


Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $1,000 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans" Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE
SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.


Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                               FEDERAL TAX STATUS


General

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the Contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate so as to meet such requirements.

In order for a variable annuity contract to qualify for deferral on Federal income taxes on income credited to the contract, the assets in the segregated asset account supporting the contract must be considered to be owned by the Insurance Company, and not by the owner of the variable annuity contract. The Internal Revenue Service ("IRS") has issued certain rulings which discuss the matter of investor control of the assets supporting a variable annuity contracts. In its rulings, the IRS has stated that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a segregated asset account, will cause the contract owner to be taxed as the owner of the assets for Federal income tax purposes. In addition , in its explanation of the temporary regulations adopted under Section 817 of the Code, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the Account." That explanation also indicated that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to a particular sub-account without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide such guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. The Insurance Company does not know if, or in what form, such guidance will be issued. Nor does the Insurance Company know whether any such guidance, if issued, would be implemented on a prospective basis only, or if a ruling would be given retroactive effect. Accordingly, there is a certain degree of uncertainty as to whether an Owner of the variable annuity contracts described in this prospectus would be considered the owner of the underlying assets for Federal income tax purposes.

Non-Tax Qualified Contracts:

A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provide for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation. A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

Annuity payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.


Tax Qualified Contracts:

Tax Qualified Contracts are Contracts which are issued to or pursuant to the following types of retirement plans:

     o A plan established by a corporate employer for the benefit of its employees and qualified under sections 401(a) or 403(a) of the Code (Corporate plans).
     o A plan established by self-employed individuals for themselves and their employees and qualified under sections 401(a) or 403(a) of the Code (Keogh or HR-10 plans).
     o A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).
     o    An  Individual   Retirement  Annuity  (IRA)  plan  established  by  an
          individual.

All of these plans differ with respect to the applicable rules which must be met and followed if they are to attain and retain their qualified status. In general, they have the following common attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

Under the Code (as amended by the Tax Reform act of 1986), certain distributions prior to age

59-1/2 are considered premature distributions and may result in application of a 10% additional tax. In addition, the Code requires that tax qualified retirement plans generally provide for the commencement of retirement benefits no later than the year in which the employee attains age 70-1/2.

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code (as amended by the Tax Reform Act of 1986) restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989.

In accordance within the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section 403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

Taxation of the Separate Account:

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:

The Insurance Company may be required to withhold certain amounts from both periodic and non-periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

Under the current provisions of the Code, the Insurance Company is required to withhold Federal income taxes from certain distributions from tax-qualified retirement plans and from section 403(b) Annuity plans. These requirements do not apply to distributions from IRA plans or from deferred compensation plans subject to section 457 of the Code. The mandatory withholding (at a 20% rate) applies to distributions which are treated as "eligible rollover distributions" under the Code, unless the amount is distributed as a "direct rollover". For these purposes, a "direct rollover" is one which is made directly from the qualified plan to another qualified plan, or directly from the qualified plan to an IRA. In other words, a "direct rollover" does not involve the receipt of any portion of the distribution by the taxpayer. Unless an "eligible rollover distribution" qualifies as a "direct rollover", the taxable portion thereof is subject to 20% withholding. The Insurance Company is required to forward the amount of the withholding to the IRS. The taxpayer may not elect out of this withholding described in this paragraph.

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

General:

Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus.

For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

                                LEGAL PROCEEDINGS

Various lawsuits against the Insurance Company have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. The Insurance Company is a defendant in a lawsuit which was filed in October, 1996, in Travis County, Texas. The named plaintiffs in the suit (a husband and wife), allege that the universal life insurance policies sold to them by INA Life Insurance Company (a company which was merged into the Insurance Company in 1992) utilized unfair sales practices. The named plaintiffs seek reformation of the life insurance contracts and an unspecified amount of damages. The named plaintiffs also seek a class action as to similarly situated individuals. No certification of a class has been granted as of the date of this Prospectus. The Insurance Company believes that the suit is without merit and intends to vigorously defend this matter.

In August, 1997, another individual filed a similar action in Travis County, Texas against the corporate entities identified above. The lawsuit involves the same type of policy and includes allegations which are substantially identical to the allegations in the first action. The named plaintiff also seeks class certification. The Company believes that the court would consider class certification with respect to only one of these actions. The Company also believes that this action is without merit and intends to vigorously defend this matter.

There is no litigation pending to which the Separate Account is a party.

                                TABLE OF CONTENTS
                   OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

         1.       General Information and History
         2.       Services
         3.       Purchase of Securities Being Offered
         4.       Principal Underwriter
         5.       Yield Quotations of Money Market Division
         6.       Annuity Payments
         7.       Additional Information
         8.       Financial Statements
                           o        The Separate Account
                           o        The Insurance Company


To obtain a copy of the Statement of Additional Information for the Individual Single Payment Variable Annuity Contracts, detach and mail this form.

TO:      Investors Life Insurance Company of North America
         701 Brazos Street
         Austin, Texas 78701

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated May 1, 2000) describing the Individual Single Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.



                                   NAME:
                                                    (Please Print)



                                   Mailing
(Date)                             Address:
                                   Street or P.O. Box



                                   City             State     Zip

                               ACKNOWLEDGMENT FORM
                              SECTION 403 (b) PLANS




NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

TO:       Investors Life Insurance Company of North America
          701 Brazos Street
          Austin, Texas 78701



With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Separate Account I (dated May 1, 2000). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 41 and 45 of the prospectus, pertaining to the restrictions or redemptions imposed by
Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




DATE                                    Signature of Applicant




                                        Address:

Investors Life Insurance
Company of North America



701 Brazos Street
Austin, Texas 78701




ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                   PROSPECTUS

                                   May 1, 2000





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                        Investors Life Insurance Company
                                of North America

ILCO Investors Life Insurance
Company



701 Brazos Street
Austin, Texas 78701





ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                   PROSPECTUS

                                   May 1, 2000





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                      ILCO Investors Life Insurance Company

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPARATE ACCOUNT I


                           INDIVIDUAL FLEXIBLE PAYMENT
                         [ ] VARIABLE ANNUITY CONTRACTS
                                (the "Contracts")



                            INDIVIDUAL SINGLE PAYMENT
                         [ ] VARIABLE ANNUITY CONTRACTS
                                (the "Contracts")


                                    issued by
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            (the "Insurance Company")
                                701 Brazos Street
                               Austin, Texas 78701
                           Telephone No. 512-404-5000





This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the indicated Contracts offered by Investors Life Insurance Company of North America Separate Account I having the same date as this Statement. A copy of the Prospectus for the Contracts may be obtained by writing to Investors Life Insurance Company of North America, 701 Brazos Street, Austin, Texas 78701, or by calling 512-404-5346.





 May 1, 2000

                                TABLE OF CONTENTS




Item                                                                   Page

General Information and History........................................  3
Services...............................................................  4
Purchase of Securities Being Offered...................................  5
Principal Underwriter..................................................  5
Yield Quotations of Money Market Division..............................  6
Annuity Payments.......................................................  8
Additional Information................................................. 11

Financial Statements
The Separate Account................................................... 12
The Insurance Company.................................................. 25

                         General Information and History


Investors Life Insurance Company of North America is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. It was acquired by Life Insurance Company of North America in 1978. Ownership was subsequently transferred to an affiliate, Investors Life Insurance Company of California (formerly INA Life Insurance Company). Prior to December, 1988, the Insurance Company and Investors Life Insurance Company of California were indirect wholly-owned subsidiaries of CIGNA Corporation. On December 28, 1988, the purchase by InterContinental Life Corporation (through a subsidiary company) of CIGNA Corporation's interest in Investors Life Insurance Company of North America, Investors Life Insurance Company of California and ILG Securities Corporation was completed. As a result of such purchase, the Insurance Company became an indirect wholly- owned subsidiary of InterContinental Life Corporation ("ILCO"), a holding company incorporated in Texas.

In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, the Insurance Company assumed all of the assets and liabilities of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, the Insurance Company merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation. The administrative offices of Investors Life are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371.

The Insurance Company is principally engaged in the business of selling and underwriting ordinary life insurance and individual annuities. It is authorized to conduct variable annuity business in the District of Columbia and in all states of the United States except New York. In Arizona, Wyoming and Oregon, business is conducted under the name of ILCO Investors Life Insurance Company.

The Insurance Company does not know of any person who owns beneficially more than 5% of the outstanding common stock of InterContinental Life Corporation, except as follows (as of April 1, 2000): (i) Financial Industries Corporation ("FIC") directly and indirectly owns approximately 47.52% of the outstanding common stock of ILCO; FIC is a publicly-owned Texas corporation; (ii) Roy F. Mitte is the beneficial owner of 30.71% of the common stock of FIC. The combined beneficial ownership of Mr. Mitte with respect to ILCO's common stock, taking into account FIC's 47.52% interest in ILCO's common stock, is 48.24%. The executive offices of ILCO, FIC and Mr. Mitte are located at 701 Brazos Street, Suite 1400, Austin, Texas 78701, (iii) Investors Life Insurance Company North America ("Investors-NA"), a wholly-owned subsidiary of ILCO, is the owner of 106,800 shares of ILCO's common stock and the beneficial owner of 563,120 shares of ILCO's common stock owned by Investors Life Insurance Company of Indiana (formerly InterContinental Life Insurance Company) ("Investors-IN"). The beneficial ownership of Investors-NA represents 8.10% of ILCO's outstanding common stock. Investors-IN is a wholly-owned subsidiary of Investors-NA. The administrative offices of Investors-NA Investors-IN are located at 701 Brazos Street, Austin, Texas 78701; (iv) Investors-IN owns 563,120 shares of ILCO's common stock (or 6.80%); (v) Fidelity Management & Research Company ("Fidelity") owns 867,800 shares of ILCO's common stock, as reported to ILCO on a Schedule 13(G) and a Schedule 13(G)/A filed by FMR Corporation, the parent company of Fidelity Management & Research Company ("Fidelity"). According to the Schedule 13(G) and the Schedule 13(G)/A, Fidelity acts as investment advisor to the Fidelity Low-Priced Stock Fund, a registered investment company, and the Fund is the owner of 878,100 shares of ILCO common stock, including 10,300 shares which were purchased subsequent to the Schedule 13(G)/A filed on February 1, 1999. The most recent Schedule 13(G)/A was filed on February 14, 2000. The offices of Fidelity are located at 82 Devonshire Street, Boston, MA 02109;


Investors Life Insurance Company of North America is also the Sponsor of another separate account, Separate Account A (formerly known as the INA/Putnam Separate Account). The operations of that separate account are separate and distinct from the operations of Separate Account I. Due to Revenue Ruling 81-225, which was issued by the Internal Revenue Service on September 21, 1981, the Insurance Company, suspended the issuance of variable annuity contracts issued by the Separate Account A. In Rev. Rul. 81-225, the IRS questioned the tax treatment of variable annuity contracts where the underlying mutual funds are not managed by the issuing insurance company or an affiliate. Since the underlying mutual funds for Separate Account A were not so managed, the Insurance Company suspended sales of contracts issued by that Account.

The assets of the Growth and Income II Division (formerly the Equity Division) and the Voyager Division (formerly the Aggressive Equity Division of the Separate Account include amounts attributable to initial capital contributed by the Insurance Company to the Separate Account. As of December 31, 1999,
approximately     15.1%       of the assets of the Growth and Income II Division
and 72.7% of the assets of the Voyager Division were attributable to such contributed capital.


                                    SERVICES


Safekeeping of Assets:

All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of each subdivision of each Separate Account division will be kept physically segregated and held separate and apart from assets of other subdivisions. Shares of the underlying funds, if issued, may be left on deposit with the shareholder servicing agent of Putnam Variable Trust. The Separate Account will maintain a record of all purchases and redemptions for shares of the underlying funds held in each subdivision of each Separate Account Division. Additional protection for the assets of the Separate Account is afforded by the Insurance Company's fidelity bond, presently in the amount of $5 million, covering all officers and employees of the Insurance Company.

Independent Public Accountant:

PricewaterhouseCoopers LLP acts as independent accountants for the Separate Account and the Insurance Company. Its offices are at 2001 Ross Ave., Suite 1800, Dallas, Texas 75201. As independent accountants, PricewaterhouseCoopers LLP annually performs an audit of the financial statements of the Separate Account and the Insurance Company.



                      PURCHASE OF SECURITIES BEING OFFERED

The Contracts may be sold by licensed insurance salesmen of the Insurance Company who are also registered representatives of broker/dealers under the Securities Exchange Act of 1934 which broker/dealers have sales agreements with ILG Securities Corporation and the Insurance Company. Such broker/dealers are also members of the National Association of Securities Dealers, Inc. Registered representatives of ILG Securities Corporation may also sell the Contracts. ILG Securities Corporation is a registered broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

                              PRINCIPAL UNDERWRITER

(a) The principal underwriter of the Contracts is ILG Securities Corporation, a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ILG Securities Corporation is an affiliate of Investors Life Insurance Company of North America.

(b)  The Contracts are offered on a continuing basis.

(c) The following table sets forth the aggregate amount of underwriting commissions paid to ILG Securities Corporation, for each of the calendar years 1997 to 1999, with respect to the Contracts:

         Year                        Amount

         1999                        $   210

         1998                        $    66

         1997                        $  784

(d)  Prior to April  10,  1998,  Putnam  Investment  Management,  Inc.  ("Putnam
     Management"), the Fund's investment adviser, agreed to reimburse the Insurance Company for certain costs that it will incur in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. For the period from January 1, 1998 to April 9, 1998, the amount of this reimbursement was $ 19,140. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.


                    YIELD QUOTATIONS OF MONEY MARKET DIVISION

The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. For the seven-day period ending December 31, 1999, the annualized "current yield" for the tax qualified and
non-tax qualified subdivisions of the Money Market Divisions was     4.97 %
for Single Payment Contracts and 4.95 % for Flexible Payment Contracts. The annualized "effective yield" of each such subdivision for such period was
    5.19 %      for Single  Payment  Contracts  and     5.17 %      for Flexible
Payment Contracts.

In accordance with applicable rules issued by the Securities and Exchange Commission, such yield quotations are computed by a standardized method, based on a historical seven day calendar period. The yield is determined separately for Single Payment Contracts and Flexible Payment Contracts, and separately for the qualified and non-tax qualified subdivisions of the Money Market Division.

The computation of the standardized current yield does not take into account any deductions from premium payments to provide for Premium Taxes. The deduction for Premium Taxes is made either from Purchase Payments made under a Contract, or from the Accumulated Value applied upon annuitization, as determined under applicable state law. In the case of those states which impose a Premium Tax, the deduction ranges from .5% to 3%. Also, the computation of the standardized current yield does not take into account any Deferred Sales Charge that may be assessed against amounts withdrawn during early Contract Years. The amount of such Deferred Sales Charge depends upon the type of Contract which is purchased. For Single Payment Contracts, the charge is assessed against amounts withdrawn (total or partial surrender) during the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment. The amount of the charge ranges from 6% during the first Contract Year to 1% during the sixth Contract Year. With respect to Flexible Payment Contracts, the Deferred Sales Charge is assessed against amounts withdrawn (total or partial surrender) during early Contract Years; the charge also applies, with certain exceptions, to amounts applied to provide annuity payments. The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first annuity payments, and ranges from 7% for periods of less than two Contract Years to 0% for periods of eight or more Contract Years. Please refer to the applicable Prospectus for the Contracts for a more complete description of this Deferred Sales Charge.

Each such standardized current yield is computed by determining the net change in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the seven day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Money Market Division reflects:

     (i) the value of additional accumulation units purchased with dividends from the original accumulation unit, as well as dividends declared on the original accumulation unit and any such additional units;

     (ii) application of the Mortality and Expense Risk Deduction, which is a daily charge of 0.0000327 of the value of the assets in each subdivision of the Money Market Division (1.2% on an annual basis); and

     (iii)deduction of a pro-rata share of the annual Administrative Expense charge ($25.00 for Single Payment Contracts or $30.00 for Flexible payment Contracts), in proportion to the length of the base period and the respective average number of accounts allocated to the Money Market Division.

The determination of the net change in the value of an account in the Money Market Division does not include realized gains and losses, or unrealized appreciation and depreciation; nor, does it take into account any charges that may be incurred in connection with transfers between Separate Account Divisions.

The Separate Account may also provide an effective annualized yield, determined by adding 1 to the base period return (calculated in accordance with the preceding paragraph), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Current yields will fluctuate and are not intended to be representative of future results. An individual contemplating the purchase of a Contract should remember that yield will vary from time to time depending on market conditions, the quality, maturity and type of instruments held in, and operating expenses of, the underlying portfolio of the Money Market Division.

                                ANNUITY PAYMENTS


Annuity Payments - General:

As described in the Prospectus, annuity payments will be determined on the basis of (i) the table specified in the Contract which reflects the adjusted age of the annuitant, (ii) the type of annuity payout option selected, and (iii) the investment performance of the class of Fund shares underlying the Division(s) selected. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges specified in the Contracts. The value of a fixed number of annuity units each month is paid by the Insurance Company to the Owner, or to another payee designated by the Owner in written form and received by the Insurance Company, reduced by any amounts required to be withheld for taxes. The value of an annuity unit will reflect the investment experience of the Division(s) selected and the amount of each Annuity Payment will vary accordingly.

     o Certain contracts which are issued subject to California law contain annuity payment tables which reflect the adjusted age and sex of the annuitant. The Company issues this type of contract where issuance is not known by the Company to be part of an employer sponsored plan.

Value of an Annuity Unit:

The value of an annuity unit is determined independently for each subdivision of a Separate Account Division. The value of an annuity unit will be established at $1 on the date the first Annuity payment is made from such subdivision and will be determined on each subsequent valuation date by multiplying the value of the annuity unit as of the immediately preceding valuation date by the products of
(i) 0.9998404 adjusted for the number of days in the valuation period ending with such valuation date (this factor neutralizes the effect of the 6% annual interest rate used in calculating the amount of the first payment), and (ii) the net investment factor of the appropriate subdivision for the fourteenth day immediately preceding the last day of the valuation period for which the value of the annuity is being determined.

Amount of the First Annuity Payment:

At the time Annuity Payments begin, the value of the Owner's account is determined by multiplying the Accumulation Unit value on the valuation date 14 days before the date the first monthly Annuity Payment is due by the number of accumulation units credited to the Owner's account as of the date the first Annuity Payment is due, less applicable premium taxes not previously deducted. The amount so determined is then applied to the specified annuity payout option.

The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. The amount depends on the annuity payout option, and the adjusted age of the annuitant. The adjusted age may be more than or less than the Annuitant's actual age, depending upon the year of birth. Amounts shown in the tables for each Contract are based on the following factors:

(i) Flexible Payment Contracts: For Options 1 to 5 amounts are based on the 1971 Individual Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920. For California Contracts issued in non-employer sponsored situations, amounts are also based on the sex of the annuitant. For Option 6, the tables assume interest at the rate of 6% per annum.

(ii) Single Payment Contracts: California Contracts issued in non-employer sponsored situations: amounts are based on the adjusted age and sex of the annuitant and the Progressive Annuity Table with interest at the rate of 6% per annum and assumes birth in the year 1900.

     o All other Contracts: amounts are based on the 1971 Individuals Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920.

The first Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract.

The 6% interest rate stated above is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

          Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5%, rather than 6%. The value of an annuity unit utilizes a corresponding adjustment factor of 0.9998663.

The objective of the Contract is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments. The amount of an Annuity Payment will be reduced by any taxes required to be withheld.

Determination of the Second and Subsequent Annuity Payments:

The amount of the second and subsequent Annuity Payments is determined by multiplying the number of annuity units by the annuity unit value as of the valuation date coincident with or next following the date on which each Annuity Payment is due. The number of annuity units under a Contract is determined by dividing the first monthly Annuity Payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the Annuity Payment period, unless Contract Value is transferred between Separate Account Division subdivisions.

                             ADDITIONAL INFORMATION


o    Mortality and Expense Risk Deduction:

     As described in the Prospectus (See "Contract Charges - Mortality and Expense Risk Deduction"), the Insurance Company makes a daily charge of
     0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks and approximately 0.4% for expense risks). This charge is designed to cover the cost of mortality and expense risks described below.

     The Insurance Company's assumption of a mortality risk arises from its contractual obligation to continue to make Annuity Payments to each Annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. This assures each Annuitant that neither his own longevity nor a general improvement in life expectancy will have an adverse effect on the Annuity Payments he will receive under a Contract, and relieves the annuitant from the risk that he will outlive the amounts actually accumulated for retirement. In addition, the Insurance Company assumes mortality risks because of annuity rates in the Contracts, which cannot be increased and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

     The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

     No portion of the mortality and expense risk charge is directly related to any specific distribution expense. However, the Insurance Company expects to make a profit from such charge, although there is no assurance that it will do so. The Insurance Company believes that this charge is reasonable in relation to the risks assumed under the Contracts. In addition, the Insurance Company believes that the charge has a reasonable likelihood of benefitting Contract Owners.



                              FINANCIAL STATEMENTS

The following pages set forth the financial statements of:

     (a)  Investors Life Insurance Company of North America Separate Account I.

     (b)  Investors Life Insurance Company of North America.

                                    INVESTORS
                             LIFE INSURANCE COMPANY
                                OF NORTH AMERICA
                         (Herein called Investors Life)

                               SEPARATE ACCOUNT I
                              FINANCIAL STATEMENTS
                               December 31, 1999
                                   (Audited)


This report is submitted for the general information of owners of Investors Life Insurance Company of North America Separate Account I variable annuity contracts. This report is not authorized for distribution to prospective purchasers of such contracts unless it is accompanied by a current prospectus.

Investors Life Insurance
Company of North America
Administrative Offices:  Austin, TX

                       Report of Independent Accountants

To the Contract Owners of Investors Life Insurance Company of North America Separate Account I and the Board of Directors of Investors Life Insurance Company of North America

In our opinion, the accompanying combined balance sheet and the related individual statements of operations and of changes in total assets present fairly, in all material respects, the combined financial position of the subdivisions comprising the Investors Life Insurance Company of North America Separate Account I (the Separate Account) at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their total assets for the two years in the period then ended, in conformity with generally accepted accounting principles in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at December 31, 1999 by correspondence with the underlying funds provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Dallas, Texas
February 22, 2000

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
COMBINED BALANCE SHEET
Year Ended December 31, 1999

ASSETS


Investments at Market Value (Notes 1 and 2):
Portfolios of Putnam Capital  Manager Trust:

Putnam Variable Trust Money Market

1,172,768 qualified shares                (Cost $1,172,828)        $  1,172,768
2,066,171 non-qualified shares            (Cost $2,066,171)           2,066,171

Putnam Variable Trust Income Fund U.S.
Government and High Quality Bond
(formerly US Government and High
Quality Bond)

155,742 qualified shares                   (Cost $2,192,957)          1,949,894
440,643 non-qualified shares               (Cost $5,842,750)          5,516,851

Putnam Variable Trust Growth and Income

629,836 qualified shares                   (Cost $15,012,363)        16,879,608
83,028 shares owned by Investors Life      (Cost $1,979,000)          2,225,149
304,717 non-qualified shares               (Cost $7,065,759)          8,166,403
83,252 shares owned by Investors Life      (Cost $1,930,451)          2,231,161

Putnam Variable Trust Voyager

17,946 qualified shares                    (Cost $537,566)            1,188,893
45,247 shares owned by Investors Life      (Cost $1,355,402)          2,997,638
16,061 non-qualified shares                (Cost $471,451)            1,064,022
45,193 shares owned by Investors Life      (Cost $1,326,614)          2,994,058

Total Assets                                                       $ 48,452,616

CONTRACT OWNERS' EQUITY

Contract Owners' Equity (Notes 3 and 6):


Putnam Variable Trust Money Market

506,682   qualified accumulation
          units outstanding               ($2.3146040 Per Unit)   $  1,172,768
899,105   non-qualified accumulation
          units outstanding               ($2.2980310 Per Unit)      2,066,171

Putnam Variable Trust Income
(formerly U.S. Government and
High Quality Bond)

552,955   qualified accumulation
          units outstanding               ($3.5263160 Per Unit)      1,949,894
1,582,528 non-qualified accumulation
          units outstanding               ($3.4861000 Per Unit)      5,516,851

Putnam Variable Trust Growth and Income

1,938,006 qualified accumulation
          units outstanding               ($8.7097810 Per Unit)     16,879,608
255,477   Investors Life equity           ($8.7097810 Per Unit)      2,225,149
1,092,316 non-qualified accumulation
          units outstanding               ($7.4762280 Per Unit)      8,166,403
298,434   Investors Life equity           ($7.4762280 Per Unit)      2,231,161

Putnam Variable Trust Voyager

198,305   qualified accumulation
          units outstanding               ($5.9952760 Per Unit)      1,188,893
500,000   Investors Life equity           ($5.9952760 Per Unit)      2,997,638
177,689   non-qualified accumulation
          units outstanding               ($5.9881160 Per Unit)      1,064,022
500,000   Investors Life equity           ($5.9881160 Per Unit)      2,994,058

Contract Owners' Equity                                           $ 48,452,616

The accompanying notes are an integral part of these financial statements

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
INDIVIDUAL STATEMENTS OF OPERATIONS
Period Year December 31, 1999

                                                 Putnam              Putnam
                                             Variable Trust      Variable Trust
                                                  Money              Money
                                                  Market             Market
                                                Qualified        Non-Qualified
Investment Income:
Dividends                                         $57,734            $100,984

Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                    14,831              25,566

Investment income - net                            42,903              75,418


Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized capital gain distributions                 0                   0

Net realized gain (loss) on investments:
Proceeds from sale of shares                        211,767           183,191
Cost of shares sold                                 211,767           183,191

Net realized gain (loss) on investments                   0                 0

Net unrealized gain (loss) on investments                 0                 0

Net realized and unrealized gain (loss)
on investments                                            0                 0

Net Increase (Decrease) in Net Assets
from Investment Operations                          $42,903           $75,418





                                           Putnam Variable      Putnam Variable
                                             Trust Income        Trust Income
                                            Fund (formerly     Fund (formerly
                                            U.S. Govmnt and     U.S. Govmnt and
                                          High Quality Bond)  High Quality Bond)
                                               Qualified         Non-Qualified
Investment Income:
Dividends                                          $171,708          $383,277

Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                      28,699            70,156

Investment income - net                             143,009           313,121


Net Realized and Unrealized Gain
(Loss) on Investments:
Net realized capital gain distributions              15,104            33,714

Net realized gain (loss) on investments:
Proceeds from sale of shares                        907,719           773,957
Cost of shares sold                                 866,626           717,616

Net realized gain (loss) on investments              41,093            56,341

Net unrealized gain (loss) on investments          (282,576)         (596,956)

Net realized and unrealized gain (loss)
on investments                                     (226,379)         (506,901)

Net Increase (Decrease) in Net Assets
from Investment Operations                         ($83,370)         ($193,780)

The accompanying notes are an integral part of these financial statements

                                               Putnam Variable  Putnam Variable
                                                Trust Growth     Trust Growth
                                                  and Income      and Income
                                                  Qualified*     Non-Qualified*
Investment Income:
Dividends                                           $526,077          $279,419

Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                      249,617           134,171

Investment income - net                              276,460           145,248


Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized capital gain distributions             1,232,297          654,519

Net realized gain (loss) on investments:
Proceeds from sale of shares                        3,250,365         1,429,163
Cost of shares sold                                 1,902,142           865,725

Net realized gain (loss) on investments             1,348,223           563,438

Net unrealized gain (loss) on investments          (2,650,900)       (1,270,668)

Net realized and unrealized gain (loss)
on investments                                        (70,380)          (52,711)

Net Increase (Decrease) in Net Assets
from Investment Operations                           $206,080           $92,537






                                                    Putnam            Putnam
                                               Variable Trust     Variable Trust
                                                   Voyager           Voyager
                                                 Qualified *     Non-Qualified *
Investment Income:
Dividends                                              $3,042            $2,913

Expenses:
Mortality risk and expense
fees guarantees (Notes 1 and 3)                        36,046            35,119

Investment income - net                               ($33,004)        ($32,206)


Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized capital gain distributions                243,942          233,561

Net realized gain (loss) on investments:
Proceeds from sale of shares                           194,292           69,466
Cost of shares sold                                     98,409           33,123

Net realized gain (loss) on investments                 95,883           36,343

Net unrealized gain (loss) on investments            1,199,690        1,224,694

Net realized and unrealized gain (loss)
on investments                                       1,539,515        1,494,598

Net Increase (Decrease) in Net Assets
from Investment Operations                          $1,506,511       $1,462,392


The accompanying notes are an integral part of these financial statements
*  Includes shares owned by Investors Life.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
INDIVIDUAL STATEMENTS OF CHANGES IN TOTAL ASSETS
Year Ended December 31, 1999


                                                    Putnam           Putnam
                                               Variable Trust   Variable Trust
                                                    Money            Money
                                                    Market           Market
                                                 Qualified       Non-Qualified

Investment Operations:
Investment income-net                               $42,903           $75,418
Realized capital gain distributions                       0                 0
Net realized gain (loss) on investments                   0                 0
Net unrealized gain (loss) on investments                 0                 0
Net increase (decrease) in net assets
from investment operations                           42,903            75,418

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                             3,522               134
Net contract surrenders
and transfers out (Note 3)                         (190,069)         (109,670)
Benefit payments to annuitants                       (9,154)          (48,256)
Net increase (decrease) from
accumulation unit transactions                     (195,701)         (157,792)

Net Increase (Decrease) in Net Assets              (152,798)          (82,374)

Net Assets:
   Net assets at December 31, 1998                1,325,566         2,148,545

   Net assets at December 31, 1999               $1,172,768        $2,066,171






                                                    Putnam           Putnam
                                                Variable Trust   Variable Trust
                                                     Money            Money
                                                     Market           Market
                                                  Qualified       Non-Qualified
Investment Operations:
Investment income-net                               $56,991           $92,738
Realized capital gain distributions                       0                 0
Net realized gain (loss) on investments                   0                 0
Net unrealized gain (loss) on investments                 0                 0
Net increase (decrease) in net assets
from investment operations                           56,991            92,738

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                           198,798           436,426
Net contract surrenders
and transfers out (Note 3)                         (394,261)         (618,288)
Benefit payments to annuitants                       (7,075)          (34,277)
Net increase (decrease) from
accumulation unit transactions                     (202,538)         (216,139)

Net Increase (Decrease) in Net Assets              (145,547)         (123,401)

Net Assets:
Net assets at December 31, 1997                   1,471,113         2,271,946

Net assets at December 31, 1998                  $1,325,566        $2,148,545

The accompanying notes are an integral part of these financial statements

                                            Putnam Variable     Putnam Variable
                                              Trust Income       Trust Income
                                            Fund (formerly     Fund (formerly
                                            U.S. Govmnt and    U.S. Govmnt and
                                           High Quality Bond  High Quality Bond)
                                                Qualified       Non-Qualified

Investment Operations:
Investment income-net                              $143,009          $313,121
Realized capital gain distributions                  15,104            33,714
Net realized gain (loss) on investments              41,093            56,341
Net unrealized gain (loss) on investments          (282,576)         (596,956)
Net increase (decrease) in net assets
from investment operations                          (83,370)         (193,780)

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                             2,647               532
Net contract surrenders
and transfers out (Note 3)                         (764,398)         (608,753)
Benefit payments to annuitants                      (18,177)          (94,181)

Net increase (decrease) from
accumulation unit transactions                     (779,928)         (702,402)

Net Increase (Decrease) in Net Assets              (863,298)         (896,182)

Net Assets:
   Net assets at December 31, 1998                2,813,192         6,413,033

   Net assets at December 31, 1999               $1,949,894        $5,516,851





                                            Putnam Variable    Putnam Variable
                                             Trust Income       Trust Income
                                             Fund (formerly     Fund (formerly
                                             U.S.Govmnt and    U.S. Govmnt and
                                           High Quality Bond) High Quality Bond)
                                               Qualified         Non-Qualified
Investment Operations:
Investment income-net                              $126,862          $285,132
Realized capital gain distributions                       0                 0
Net realized gain (loss) on investments              73,516            72,798
Net unrealized gain (loss) on investments            (3,021)           81,679
Net increase (decrease) in net assets
from investment operations                          197,357           439,609

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                           119,096            15,992
Net contract surrenders
and transfers out (Note 3)                         (614,443)         (612,664)
Benefit payments to annuitants                      (23,515)          (99,141)
Net increase (decrease) from
accumulation unit transactions                     (518,862)         (695,813)

Net Increase (Decrease) in Net Assets              (321,505)         (256,204)

Net Assets:
   Net assets at December 31, 1997                3,134,697         6,669,237

   Net assets at December 31, 1998               $2,813,192        $6,413,033

The accompanying notes are an integral part of these financial statements.

                                             Putnam Variable    Putnam Variable
                                               Trust Growth       Trust Growth
                                                 and Income       and Income
                                                 Qualified       Non-Qualified

Investment Operations:
Investment income-net                              $276,460          $145,248
Realized capital gain distributions               1,232,297           654,519
Net realized gain (loss) on investments           1,348,223           563,438
Net unrealized gain (loss) on investments        (2,650,900)       (1,270,668)
Net increase (decrease) in net
assets from investment operations                   206,080            92,537

Accumulation Unit Transactions:
Net contract considerations
 and transfers in (Note 3)                          225,501               760
Net contract surrenders
 and transfers out (Note 3)                      (2,884,977)       (1,158,315)
Benefit payments to annuitants                     (103,795)         (132,264)

Net increase (decrease)
from accumulation unit transactions              (2,763,271)       (1,289,819)

Net Increase (Decrease) in Net Assets            (2,557,191)       (1,197,282)

Net Assets:
   Net assets at December 31, 1998               21,661,948        11,594,846

   Net assets at December 31, 1999              $19,104,757       $10,397,564




                                            Putnam Variable   Putnam Variable
                                               Trust Growth     Trust Growth
                                                and Income       and Income
                                                Qualified       Non-Qualified
Investment Operations:
Investment income-net                              $568,935          $314,487
Realized capital gain distributions               1,899,116         1,038,467
Net realized gain (loss) on investments           1,168,549           632,438
Net unrealized gain (loss) on investments          (842,800)         (471,025)
Net increase (decrease) in net
assets from investment operations                 2,793,800         1,514,367

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                           217,936           261,081
Net contract surrenders
and transfers out (Note 3)                       (2,719,592)       (1,493,533)
Benefit payments to annuitants                     (106,044)         (128,522)

Net increase (decrease)
from accumulation unit transactions              (2,607,700)       (1,360,974)

Net Increase (Decrease) in Net Assets               186,100           153,393

Net Assets:
Net assets at December 31, 1997                  21,475,848        11,441,453

Net assets at December 31, 1998                 $21,661,948       $11,594,846

The accompanying notes are an integral part of these financial statements.

                                                  Putnam           Putnam
                                               Variable Trust   Variable Trust
                                                  Voyager           Voyager
                                                Qualified *     Non-Qualified *

Investment Operations:
Investment income-net                               $(33,004)         $(32,206)
Realized capital gain distributions                  243,942           233,561
Net realized gain (loss) on investments               95,883            36,343
Net unrealized gain (loss) on investments          1,199,690         1,224,694
Net increase (decrease) in net
assets from investment operations                  1,506,511         1,462,392

Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                            112,768            31,423
Net contract surrenders
and transfers out (Note 3)                          (162,479)          (37,677)
Benefit payments to annuitants                        (9,464)                0

Net increase (decrease)
from accumulation unit transactions                  (59,175)           (6,254)

Net Increase (Decrease) in Net Assets              1,447,336         1,456,138

Net Assets:
Net assets at December 31, 1998                    2,739,195         2,601,942

Net assets at December 31, 1999                   $4,186,531        $4,058,080



                                                   Putnam           Putnam
                                                Variable Trust   Variable Trust
                                                   Voyager           Voyager
                                                 Qualified *     Non-Qualified *
Investment Operations:
Investment income-net                              $(23,657)         $(20,804)
Realized capital gain distributions                  141,877          126,718
Net realized gain (loss) on investments               99,378           76,938
Net unrealized gain (loss) on investments            292,657          302,163
Net increase (decrease) in net
assets from investment operations                    510,255          485,015


Accumulation Unit Transactions:
Net contract considerations
and transfers in (Note 3)                             33,436          229,908
Net contract surrenders
and transfers out (Note 3)                          (106,935)        (148,405)
Benefit payments to annuitants                        (3,988)               0

Net increase (decrease)
from accumulation unit transactions                  (77,487)          81,503

Net Increase (Decrease) in Net Assets                432,768          566,518

Net Assets:
Net assets at December 31, 1997                    2,306,427        2,035,424

   Net assets at December 31, 1998                $2,739,195       $2,601,942


The accompanying notes are an integral part of these financial statements.
 * Includes shares owned by Investors Life

                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999




Note 1. Organization

Investors Life Insurance Company of North America ("Investors Life") established Investors Life Insurance Company of North America - Separate Account I (the "Separate Account") as a unit investment trust registered under the Investment Company Act of 1940, as amended. Operations of the Separate Account commenced on September 15, 1982. The Separate Account currently has four Divisions each corresponding to a portfolio of Putnam Variable Trust (formerly known as Putnam Capital Manager Trust). Prior to the substitution of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds Group as the underlying funding vehicle for the Separate Account (the "Substitution"), the Separate Account contained five divisions. The Substitution was effective as of April 18, 1995, following approvals of the Substitution by the U.S. Securities and Exchange Commission and the contractholders having their contract values determined by the affected portfolios of the CIGNA Annuity Funds Group. In connection with the
Substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the Equity Division was renamed the Growth and Income Division II. Each Division contains two subdivisions, one for the allocation of tax qualified and one for the allocation of non-tax qualified net payments made under variable annuity contracts.

Net purchase payments to the Separate Account may be allocated to one or more of the following classes of shares of the Putnam Variable Trust: Putnam Variable Trust Money Market Fund, Putnam Variable Trust Income Fund (formerly Putnam Variable Trust U.S. Government and High Quality Bond Fund), Putnam Variable Trust Growth and Income Fund or Putnam Variable Trust Voyager Fund. The contract owners' equity of each subdivision of the Separate Account is affected by the investment results of the appropriate portfolio(s) of shares of Putnam Variable Trust designated for the subdivision and the mortality risk and expense fees guarantees assessed on the Separate Account assets (See Note 3), and the administrative charge deductions.

Under the current provisions of the Internal Revenue Code (the "Code"), transfers of contract values from one division of the Separate Account to another division are not subject to current taxation. There can be no assurance that future changes in the Code will not subject such transfers to current taxation.

Note 2. Significant Accounting Policies

Following is a summary of the  significant  accounting  policies of the Separate
Account:

(a) the market value of the investments is based on closing bid prices (net asset value) at December 31, 1999; (b) investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date; (c) the cost of investments sold is determined on the specific identification method. See Notes 4 and 5 with respect to income taxes.


Note 3. Contract Owner Transactions

Net contract considerations represent gross contributions under variable annuity contracts less deductions by Investors Life for any applicable premium taxes. Net contract considerations for the year ended December 31, 1999, were $117,666 after deductions for premium taxes of $0 . Contract owners have limited rights to transfer their contract values between Separate Account Divisions. For the year ended December 31, 1999, the total of all transfers was $259,621. Contract surrender benefits amounted to $5,656,717. Annuity benefits amounted to $415,291. Investors Life charges a fee to each Separate Account subdivision for assuming the mortality risk and expense fees guarantees. The daily equivalent of the annual charge of 1.2% is made against the average net value of the Separate Account.


Note 4. Income Taxes

Investors Life is taxed as a life insurance company under the Code. The Separate Account is taxed as a part of Investors Life. Under the current provisions of the Code, no federal income taxes are payable by Investors Life with respect to the operations of the Separate Account when such operations are used to determine the contract values of the Separate Account. Investors Life retains the right to make adjustments for taxes to Separate Account assets should future changes in the Internal Revenue Code so warrant.


Note 5. Diversification Requirements

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section 817(h) of the Code. Investors Life believes that the Separate Account satisfies the current requirements of the regulations.

Note 6.  Accumulation Unit Transactions:


The changes in the number of accumulation units (the measure of ownership in the
Separate   Account)  during  the  period  ended  December  31,  1999  and  units outstanding at December 31, 1999 were as follows:


                                             Putnam           Putnam
                                         Variable Trust    Variable Trust
                                              Money            Money
                                              Market           Market
                                            Qualified      Non-Qualified

Units outstanding at December 31, 1998       593,464           968,809

Units purchased and transfers in               1,566                59

Benefits, surrenders and transfers out       (88,348)          (69,763)

Units outstanding at December 31, 1999       506,682           899,105



                                         Putnam Variable     Putnam Variable
                                        Trust Income Fund   Trust Income Fund
                                      (formerly US Gov't    (formerly US Gov't
                                       High Quality Bond)    High Quality Bond)
                                           Qualified           Non-Qualified

Units outstanding at December 31, 1998       772,236          1,781,007

Units purchased and transfers in                 639                158

Benefits, surrenders and transfers out      (219,880)          (198,637)

Units outstanding at December 31, 1999       552,995          1,582,528


                                        Putnam Variable      Putnam Variable
                                         Trust Growth          Trust Growth
                                          and Income            and Income
                                           Qualified          Non-Qualified

Units outstanding at December 31, 1998      2,497,011         1,557,788

Units purchased and transfers in               24,749                99

Benefits, surrenders and transfers out       (328,277)         (167,137)

Units outstanding at December 31, 1999      2,193,483         1,390,750

                                               Putnam            Putnam
                                           Variable Trust    Variable Trust
                                              Voyager           Voyager
                                            Qualified *      Non-Qualified *

Units outstanding at December 31, 1998        714,343           679,382

Units purchased and transfers in               26,133             7,224

Benefits, surrenders and transfers out        (42,171)           (8,917)

Units outstanding at December 31, 1999        698,305           677,689

* Includes shares owned by Investors Life


The accumulation units for six of the subdivisions include units applicable to contract owners who are "on benefit annuitants." At December 31, 1999 the number of accumulation units, the aggregate value of the subdivisions' equity and the number of monthly annuity units and value per unit of "on benefit annuitants" are as follows:


                                             Accumulation        Aggregate
                                                 Units             Value

Putnam Variable Trust
Money Market, Qualified                          39,840         $92,214
Putnam Variable Trust
Money Market, Non-Qualified                     220,371        $506,419
Putnam Variable Trust
Growth and Income, Qualified                    113,964        $992,601
Putnam Variable Trust
Growth and Income, Non-Qualified                 83,942        $627,570
Putnam Variable Trust
Income Fund, Qualified                           75,009        $264,505
Putnam Variable Trust
Income Fund, Non-Qualified                      217,389        $757,840
Putnam Variable Trust Voyager, Qualified         28,201        $169,071



                                                        Monthly       Annuity
                                                      Annuity Units  Unit Value

Putnam Variable Trust Money Market, Qualified               825       $0.7978806
Putnam Variable Trust Money Market, Non-Qualified         6,730       $0.7982616
Putnam Variable Trust Growth and Income, Qualified        4,949       $1.8535421
Putnam Variable Trust Growth and Income, Non-Qualified    6,025       $1.9900205
Putnam Variable Trust Income Fund, Qualified              1,517       $1.2999081
Putnam Variable Trust Income Fund, Non-Qualified          8,264       $1.2978484
Putnam Variable Trust Voyager, Qualified                    462       $1.5900704

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                         Statutory Financial Statements
                           December 31, 1999 and 1998

                        Report of Independent Accountants


To the Board of Directors of Investors Life Insurance Company of North America:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Investors Life Insurance Company of North America (the "Company") as of December 31, 1999 and 1998, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Washington, which practices differ from accounting principles generally accepted in the United States. Details of the effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are included in Note 13.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31 1999, on the basis of accounting described in Note 1.



PricewaterhouseCoopers LLP
Dallas, Texas
March 27, 1999

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus (In thousands)





                                                       December 31,
                                                 1999               1998

Admitted Assets
 Cash and investments:
  Bonds, at amortized cost
  (market value $329,119
  and $358,781 at
  December 31, 1999 and
  1998, respectively)                          $ 333,543         $  347,668

 Common stock, at market
  value (cost of $23,936 at
  December 31, 1999 and 1998)                     25,174             26,091

 Mortgage loans on real estate                     6,844             10,168

 Real estate, net of accumulated
  depreciation of $1,893 and
  $5,270 at December 31, 1999
  and 1998, respectively                          25,908             14,473

 Policy loans                                     39,833             42,514

 Cash and short-term investments                 147,120            151,305
   Total cash and investments                    578,422            592,219

Accrued investment income                          5,802              5,846

Premiums deferred and uncollected                  5,390              6,394

Receivable from reinsurers                         2,497              2,507

Receivable from affiliates                         8,739              3,090

Federal income tax recoverable                     8,174              5,996

Other assets                                       6,978              7,080

Separate account assets                          464,737            456,564
  Total admitted assets                      $ 1,080,739        $ 1,079,696



                   The accompanying footnotes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus (In thousands)


                                                       December 31,
                                                 1999               1998

Liabilities, Capital and Surplus
 Policy liabilities and accruals:
  Aggregate reserve for life,
   annuity and accident and
   health contracts
                                             $  526,519         $  536,046

  Policy claims and benefits payable              4,781              5,271

  Other policy related liabilities                1,837              1,890
     Total policy liabilities
      and accruals                              533,137            543,207

Interest maintenance reserve                      4,096              4,240

Asset valuation reserve                           3,486              4,266

Other liabilities                                10,562              9,062

Separate account liabilities                    454,289            448,294
    Total liabilities                         1,005,570          1,009,069

Commitments and contingencies
 (Notes 3, 5 and 9)

Capital and surplus:
 Common stock, $85 par value
 at December 31, 1999 and $80
 par value at December 31, 1998,
 40,000 shares authorized,
 30,000 shares issued and outstanding             2,550              2,400

Paid-in and contributed surplus                   4,650              4,800

Surplus debentures                                5,896             15,896

Unassigned surplus                               62,073             47,531
    Total capital and surplus                    75,169             70,627
    Total liabilities, capital
     and surplus                            $ 1,080,739        $ 1,079,696


                   The accompanying footnotes are an integral
                       part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
(In thousands)



                                              Year Ended December 31,
                                    1999              1998              1997

Revenues:
 Insurance premiums and
  annuity considerations         $  45,355         $  46,529         $  47,708
 Net investment income              40,453            45,190            45,792
 Other revenues                      1,756             2,288             4,023
  Total revenues                    87,564            94,007            97,523


Benefits, losses and
 expenses:
 Policyholder claims
  and benefits                      51,624            59,345            62,243
 Commissions                         4,720             4,088             3,057
 Other operating expenses           15,170            14,679            16,493
  Total benefits, losses
   and expenses                     71,514            78,112            81,793


Operating income before
 federal income taxes
 and net realized capital gains     16,050            15,895            15,730

Provision for federal
 income taxes                        4,475             3,651             2,423

Net income from operations          11,575            12,244            13,307

Net realized capital gains,
 net of federal income taxes
 (benefit) of $(562), $134 and
 $5,175 and excluding $212, $97
 and $80 transferred to the
 interest maintenance reserve
 in 1999 and 1998, 1997,
 respectively                          175               137             9,532


  Net income                     $  11,750         $  12,381         $  22,839


                   The accompanying footnotes are an integral
                       part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Changes in Capital and Surplus
(In thousands)

                                                                    Paid-in and
                                   Common           Stock           Contributed
                                   Shares           Amount             Surplus

Balance as of December 31, 1996      30       $     2,400         $       4,800
Net income
Change in net unrealized capital
 gains
Change in non-admitted assets
Decrease in asset valuation
 reserve
Prior year surplus adjustment
Surplus note payment

Balance as of December 31, 1997      30             2,400                 4,800
Net income
Change in net unrealized capital
 gains
Change in non-admitted assets
Decrease in asset valuation
 reserve
Prior year surplus adjustment
Change in valuation basis
Change in surplus in separate
 accounts
Surplus note payment

Balance as of December 31, 1998      30             2,400                 4,800

Net income
Change in net unrealized capital
 gains
Change in non-admitted assets
Decrease in asset valuation
 reserve
Change in surplus in separate
 accounts
Surplus note payment
Increase in par value of common
 stock
                                                      150                  (150)


Balance as of December 31, 1999      30       $     2,550         $       4,650



                   The accompanying footnotes are an integral
                       part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Changes in Capital and Surplus
(In thousands)

                                                    Unassigned
                                    Surplus          Surplus
                                   Debentures       (Deficit)            Total

Balance as of December 31, 1996  $   38,546       $    10,428     $      56,174
Net income                                             22,839            22,839
Change in net unrealized
 capital gains                                         (2,045)           (2,045)
Change in non-admitted assets                             963               963
Decrease in asset valuation
 reserve                                                5,261             5,261
Prior year surplus adjustment                           1,490             1,490
Surplus note payment                (10,750)                            (10,750)

Balance as of December 31, 1997      27,796            38,936            73,932
Net income                                             12,381            12,381
Change in net unrealized
 capital gains                                         (5,530)           (5,530)
Change in non-admitted assets                              79                79
Decrease in asset valuation
 reserve                                                  549               549
Prior year surplus adjustment                            (975)             (975)
Change in valuation basis                                (137)             (137)
Change in surplus in separate
 accounts                                               2,228             2,228
Surplus note payment                (11,900)                            (11,900)

Balance as of December 31, 1998      15,896            47,531            70,627

Net income                                             11,750            11,750
Change in net unrealized
 capital gains                                         (1,035)           (1,035)
Change in non-admitted assets                             869               869
Decrease in asset valuation
 reserve                                                  780               780
Change in surplus in separate
 accounts                                               2,178             2,178
Surplus note payment                (10,000)                            (10,000)
Increase in par value of
 common stock                                                                 -

Balance as of December 31, 1999  $    5,896       $    62,073     $      75,169


                   The accompanying footnotes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
(In thousands)

                                                Year Ended December 31,
                                           1999          1998          1997

Cash from operations:
Premiums and annuity considerations
 received                              $  44,746     $  45,485     $  46,769
Net investment income received            39,481        43,496        47,312
Other income received                      2,582         3,515         4,380
Death and accident and health
 benefits paid                           (26,149)      (28,497)      (28,440)
Surrender benefits paid                  (23,123)      (30,722)      (30,487)
Annuity benefits paid                    (37,725)      (41,770)      (47,989)
Net transfers to separate accounts        22,049        27,310        29,502
Reserve changes due to modified
 coinsurance                               5,021         5,909         6,910
Other benefits paid                       (1,769)       (1,751)       (1,888)
Federal income taxes paid
 excluding tax on capital gains           (9,050)      (11,700)       (2,200)
Dividends paid to policyholders             (172)         (214)         (208)
Commissions paid                          (4,720)       (4,091)       (3,058)
General expenses, taxes,
 licenses and fees                       (14,139)      (12,798)      (13,234)
Net cash (used in) provided
 by operations                            (2,968)       (5,828)        7,369

Cash from investments:
Proceeds from investments
 sold or matured, net of
 tax on capital gains                     70,880        58,569        93,739
Cost of investments acquired             (65,172)      (36,343)      (17,433)
Net decrease in policy loans               2,681         2,245         1,261
Net cash provided by
 investing activities                      8,389        24,471        77,567

Cash from financing and
 miscellaneous sources:
Surplus debenture payments               (10,000)      (11,900)      (10,750)
Interest paid on surplus
 debentures                                 (859)       (1,482)       (3,344)
Other sources (uses) and
 applications, net                         1,253       (11,735)       13,474
Net cash used in financing
 activities                               (9,606)      (25,117)         (620)

Net (decrease) increase in
 cash and short-term investments          (4,185)       (6,474)       84,316

Cash and short-term investments
 at beginning of year                    151,305       157,779        73,463

Cash and short-term investments
 at end of year                        $ 147,120     $ 151,305     $ 157,779



                     The accompanying notes are an integral
                      part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements


1.   Organization and Summary of Significant Accounting Policies

     Organization

     Investors Life Insurance Company of North America ("Investors-NA" or the "Company") is a wholly-owned subsidiary of InterContinental Life Corporation ("ILCO"), a life insurance holding company. Approximately 45% of ILCO's outstanding common stock is owned by Financial Industries Corporation ("FIC"), also a life insurance holding company.

     The Company owns 100% of Investors Life Insurance Company of Indiana ("Investors-IN"), a life insurance company, and ILG Securities Corporation ("ILG"), a registered broker-dealer.

     The Company is principally engaged in administering existing portfolios of individual life insurance policies and annuity products. The Company is also engaged in the business of marketing and underwriting individual life insurance and annuity products in 49 states and the District of Columbia. Such products are marketed through independent, non-exclusive general agents. The Company also administers an in-force book of credit life and disability insurance.

     Summary of Significant Accounting Policies

     Basis of Presentation The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Washington (the "Department") or the National Association of Insurance Commissioners ("NAIC"). These accounting practices differ in certain respects from generally accepted accounting principles ("GAAP"). The more significant differences from generally accepted accounting principles are:

     a) Policy reserves are based on statutory mortality and interest requirements and are calculated without consideration of withdrawals rather than on the basis of mortality, interest and withdrawal assumptions used under generally accepted accounting principles. In addition, statutory reserves include reserves calculated for interest sensitive products, whereas for generally accepted accounting principles, such products are accounted for on a deposit basis.

     b) Costs of acquiring business are charged to surplus as incurred, whereas under generally accepted accounting principles, such costs are capitalized and amortized against earnings ratably over the lives of the policies. Likewise, costs of writing business, such as commissions and underwriting costs, are expensed in the year incurred. Under generally accepted accounting principles, such costs are deferred and amortized against future earnings.

     c) Deferred income taxes are not provided on differences between the tax bases of assets and liabilities and their reported amounts in the statutory financial statements. Under generally accepted accounting principles, deferred taxes, if any, are provided on these differences.

     d) Certain assets which are designated as "non-admitted" by the laws and regulations of the State of Washington are excluded from the statement of admitted assets, liabilities and capital and surplus and are charged to surplus. These "non-admitted assets," which are primarily comprised of certain fixed assets and receivables, totaled approximately $3,374,000 and $4,243,000 at December 31, 1999 and 1998,
          respectively.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements


     e) For statutory accounting purposes, the asset valuation reserve ("AVR"), which makes provision for the risk of asset default, is charged directly to unassigned surplus. Under generally accepted accounting principles, no provisions for default losses are accrued unless considered probable and are charged directly to net income.

     f) Under statutory accounting practices, net capital gains on fixed income securities resulting from interest rate fluctuations, net of applicable income taxes, are recorded as a policyholder liability in an interest maintenance reserve ("IMR"). The resulting deferred gain or loss is recognized over the remaining period to maturity. Under generally accepted accounting principles, no such liability is recorded.

     g) Fixed maturities classified as "available for sale" are carried at market value under generally accepted accounting principles and unrealized gains or losses are reflected as a component of accumulated other comprehensive income. These securities are carried at amortized cost under statutory accounting practices. Net unrealized investment gains and losses are not segregated as a component of unassigned surplus.

     h) Policy reserves in the statements of assets, liabilities and capital and surplus are reported net of reinsurance reserve credits and recoverables on paid losses. Likewise, premium revenues and policy benefits in the summary of operations are reported net of reinsurance. Under generally accepted accounting principles, netting is not permitted.

     i) Surplus debentures are included as a component of surplus. Under generally accepted accounting principles, such debentures are included as a liability.

     j) Premiums received from and benefits paid on universal life and investment-type products are recognized as revenue and expense in the statutory statement of operations. Under generally accepted accounting principles, these types of policies are accounted for using a deposit method of accounting.

     k)   The  statements  of cash flows are shown in the format  prescribed  by
          statutory   accounting  rather  than  those  prescribed  by  generally accepted accounting principles.

Codification.

In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to the Codification guidance that would also be effective upon implementation. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded. The Company has not estimated the potential effect of the Codification guidance on statutory net income and statutory capital and surplus. However, the actual effect of adoption could differ as changes are made to the Codification guidance prior to its recommended effective date of January 1, 2001.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

Investments.

Bonds are carried at amortized cost using the scientific method. Premiums and discounts on collateralized mortgage obligations ("CMOs") are amortized over the estimated redemption period as opposed to the stated maturities. An adjustment to the investment and investment income is booked on a retrospective basis to reflect the amounts that would have existed had the new effective yield been applied since the acquisition of the CMOs.

Common stocks are carried at market value as described in the Purposes and Procedures manual of the Securities Valuation Office of the NAIC. Market value of common stock in subsidiaries is determined on an equity basis. As permitted by the State of Washington, market value of common stock investments in upstream investments, i.e. FIC and ILCO, is reduced by the proportionate share of the Company's capital and surplus to total consolidated equity of these companies. Short-term investments include those securities which mature within one year and are carried at cost, which approximates market value.

Mortgage loans on real estate and policy loans are carried at their aggregate unpaid principal balance. The Company's mortgage loans and real estate are diversified by property type, location and issuer. Mortgage loans are collateralized by the related properties and such loans generally range from 15% to 80% of the properties value at the time the loan is made.

Real estate occupied by the Company and held for investment is carried at cost less accumulated depreciation. Depreciation is calculated using the straight line method over 20 to 40 years. Real estate assets under construction are not depreciated until they are completed. The total amount capitalized for construction in progress and included as real estate in the accompanying statement of assets, liabilities and capital and surplus was $22,500,583 and $8,749,089 at December 31, 1999 and 1998, respectively. Depreciation expense for real estate for 1999, 1998 and 1997 amounted to $324,167, $338,513 and
$1,680,763, respectively.

The Company's general investment philosophy is to hold fixed maturities for long-term investment. However, in response to changing market conditions, liquidity requirements, interest rate movements and other investment factors, fixed maturities may be sold prior to their maturity. Realized gains and losses on the disposal of investments, net of taxes and amounts deferred as part of the IMR, are recognized in net income. The cost of investments sold is determined on the specific identification basis, except for stocks, for which the first-in, first-out method is employed. Unrealized gains and losses are charged to surplus.

Aggregate  reserves for life policies and contracts.

Aggregate reserves for life policies and contracts are based on statutory mortality tables and interest assumptions ranging from 2% to 6% using the Net Level Premium or the Commissioners' Reserve Valuation Method.

The primary mortality tables utilized are the 1941 and 1958 Commissioners Standard Ordinary ("CSO") tables, except for contracts issued in 1986 and later for which the 1980 CSO Mortality Table is used. Premium deficiency reserves are held (when the gross premium charged is less than the valuation net premium) in the amount equal to the present value of such deficiency.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

Reserves for annuities in pay status are established using the Progressive Annuity Table, A49 MOD 60 Table, the 1971 IAM Table, or the 1983 Commissioners Annuity Reserve Valuation Method Table with interest rate assumptions ranging from 3% to 13.25%. During the deferred period, annuity reserves are established using a retrospective accumulation of cash value based on declared interest rates which vary depending on the Company's expectation of investment return.

Policy and contract  claims.

Policy and contract claims include provisions for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based on Company experience. The liability for policy and contract claims is subject to the impact of changes in claim severity, frequency and other factors. Although there is considerable variability inherent in such estimates, management believes that the liability recorded is adequate.

Premium recognition.

Universal  life  insurance  and annuity  premiums are  recognized as earned when
collected.   Traditional  life  premiums,  after  adjustment  for  deferred  and uncollected premiums, are recognized as earned on the policy anniversary date.

Separate accounts.

Assets held for purchasers of investment annuity contracts or variable annuity contracts, and the related liabilities, are included in the statutory balance sheet. These accounts are maintained independently from the general account of Investors-NA. Investment earnings from these separate account assets accrue directly to the policyholders and are not included in the Company's statement of operations.

Reinsurance.

Reinsurance premiums, commissions, loss and expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Use of  estimates.

The preparation of these statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the inherent subjectivity of this process, actual results may differ from those estimates.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

2.   Investments

     The carrying value and estimated market value of investments in bonds by category at December 31, 1999 are as follows (in thousands):

                                              Gross           Gross
                            Carrying       Unrealized     Unrealized     Market
                               Value          Gains          Losses       Value


U.S. Treasury securities
 and obligations of U.S.
Government agencies
 and corporations           $   4,484        $    396      $       -  $   4,880
Obligations of states
 and political subdivisions     3,924              57              -      3,981
Corporate securities          160,269              91          5,263    155,097
Mortgage-backed
 securities                   164,866           3,071          2,776    165,161
   Total bonds             $  333,543       $   3,615      $   8,039  $ 329,119

      The carrying value and estimated market value of investments in bonds by category at December 31, 1998 are as follows (in thousands):

                                             Gross           Gross
                            Carrying       Unrealized     Unrealized     Market
                               Value          Gains          Losses       Value

U.S. Treasury securities
 and obligations of U.S.
Government agencies and
 corporations               $   4,482       $   1,076      $      -   $   5,558
Obligations of states
 and political subdivisions     1,947             197             -       2,144
Corporate securities          146,099           4,071            55     150,115
Mortgage-backed securities    195,140           6,004           180     200,964

   Total bonds              $ 347,668       $  11,348      $    235   $ 358,781


The carrying values of investments at December 31, 1999 and 1998 that were non-income producing for the preceding twelve months were as follows (in thousands):

                                                   1999            1998


Mortgage  loans                                $      -        $      81
                                               $      -        $      81

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

An analysis of the Company's net investment income for the years ended December 31, 1999, 1998 and 1997 is as follows (in thousands):

                                          1999            1998           1997


Interest on bonds                     $   25,719      $   29,391     $   31,658
Interest on short-term investments         7,321           6,805          4,012
Interest on policy loans                   3,025           3,086          3,145
Interest on mortgage loans                   841             938          1,040
Income on real estate                        921             455          7,117
                                          37,827          40,675         46,972

Equity in earnings of
 wholly-owned subsidiary                   3,119           5,009          2,043
Other income                                   3              71              4
Amortization of IMR                          356             331            309
Gross investment income                   41,305          46,086         49,328
Less investment expenses                    (852)           (896)        (3,536)
Net investment income                 $   40,453      $   45,190     $   45,792


Realized capital gains and losses for the years ended December 31, 1999, 1998 and 1997 are as follows (in thousands):

                                             1999          1998           1997


(Losses) gains on sales of real estate   $   (420)     $     54     $   14,662
Gains on sales of bonds                       352           150            118
Gains on sales of other investments           -             164              7
                                              -
Losses on sales of short-term investments     (26)           -              -
Losses on sale of mortgage loans              (81)           -              -
Less amounts deferred as IMR                 (212)          (97)           (80)
                                             (387)          271         14,707
Income tax benefit (provision)                562          (134)        (5,175)
Net realized capital gains               $    175      $    137      $   9,532


Net realized capital gains for 1997 includes $14 million (before federal income tax) resulting from the sale during the fourth quarter of 1997 of the Bridgepoint Square Office Complex. The aggregate selling price was $78 million which was allocated approximately 78.5% to Investors-NA and 21.5% to an affiliate. The sale closed on December 5, 1997.

On December 29, 1999, the Company donated a building to Jackson Redevelopment Authority ("JRA"). Contemporaneously with the donation, the Company and FIC sold all of the adjacent parcels they owned to the JRA for a total sale price of $2,500,000, which has been allocated according to respective ownership interests of the Company and FIC, approximately 59.28% and 40.72%, respectively. The Company intends to claim an income tax deduction on its upcoming tax return for the donation of the building. The donation and sale transaction resulted in a net after tax gain of approximately $142,000 on a statutory basis and $992,000 on a GAAP basis.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

Net  unrealized  losses  on  common  stocks  were   approximately   $14,222,000,
$13,186,000 and $7,806,000 as of December 31, 1999, 1998 and 1997, respectively.

Proceeds from sales and maturities of bonds were $66,006,409, $57,633,007, and $33,577,393 for the years ended December 31, 1999, 1998 and 1997, respectively.

The carrying value and estimated market value of bonds at December 31, 1999 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Carrying        Market
                                                     Value           Value
                                                        (in thousands)

Due in one year or less                             $   8,858      $   8,846
Due after one year through five years                  42,004         41,534
Due after five years through ten years                 50,354         49,605
Due after ten years                                    67,461         63,973
                                                      168,677        163,958
         Mortgage-backed securities                   164,866        165,161
                                                   $  333,543     $  329,119



3.   Reinsurance

     Ceded
     The Company reinsures portions of certain policies it writes, thereby providing greater diversification of risk and minimizing exposure on larger policies. The Company's maximum retention on any one individual policy is $250,000. Policy liabilities and contract-holder deposit funds are reported in the accompanying statutory financial statements net of such reinsurance ceded. The Company remains liable to the extent the reinsurance companies are unable to meet their obligations under these agreements.

     In December 1997, the Company entered into a reinsurance treaty under which a third party assumed the direct obligations of the Company under accident and health policies.

     The  amounts  deducted  in  the  accompanying   financial   statements  for
     reinsurance ceded are as follows (in thousands):

                                                       1999           1998

     Aggregate  reserve for life,
      annuity and accident and health contracts   $    8,778      $    8,964
     Other policy claims and benefits payable            100              16

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

Estimated amounts recoverable from reinsurers on paid claims were $2,480,813 and $2,488,391 at December 31, 1999 and 1998, respectively. Commissions and expense allowances due from reinsurers were $15,990 and $18,167 at December 31, 1999 and 1998, respectively. Total premiums ceded during 1999, 1998 and 1997 were $7,376,819 $7,914,925, and $7,980,779, respectively.

Assumed
In 1995, Investors-NA entered into a reinsurance agreement with Family Life pertaining to universal life insurance written by Family Life Insurance Company ("Family Life") a wholly-owner subsidiary of FIC. The reinsurance agreement is on a co-insurance basis and applies to all covered business with effective dates on and after January 1, 1995. The agreement applies to only that portion of the face amount of the policy which is less than $200,000; face amounts of $200,000 or more are reinsured by Family Life with a third party reinsurer. In 1996, Investors-NA entered into a reinsurance agreement with Family Life, pertaining to annuity contracts written by Family Life. The agreement applies to contracts written on or after January 1, 1996. These reinsurance arrangements reflect management's plan to develop universal life and annuity business at
Investors-NA, with Family Life concentrating on the writing of term life insurance products.

Total premiums assumed during 1999, 1998 and 1997 were  $5,085,219,  $4,217,474, and $5,197,749, respectively.


4.   Separate Accounts

     The Company maintains two separate accounts which relate to variable annuity business of a non-guaranteed return type. Each of the separate accounts is registered under the Investment Company Act of 1940 as a unit investment trust. The products consist of a single premium contract and a flexible premium contract.

     The following reconciles net transfers per the Separate Accounts Statement to net transfers included in the Company's statement of operations for the years ended December 31, 1999, 1998 and 1997 (in thousands):

                                                 1999         1998         1997

     Transfers to separate accounts         $     445     $    503    $     712

     Transfers from separate accounts         (25,820)     (30,600)     (33,921)


     Net transfers from separate accounts     (25,375)     (30,097)     (33,209)

     Reconciling adjustments:
     Charges for investment management,
      administration and contract
      guarantees                                3,326        2,787        3,707

     Transfers as reported in the
      summary of operations of the Life,
      Accident and Health Annual Statement  $ (22,049)   $ (27,310)  $  (29,502)

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

5.   Federal Income Taxes

     The Company files a consolidated income tax return with its wholly-owned life insurance subsidiary. Pursuant to a tax sharing agreement approved by the Company and its affiliates, income tax obligations (benefits) are allocated on the basis of separate return calculations with current credit for net losses. Intercompany tax balances are settled on a quarterly basis.

     In accordance with Internal Revenue Code Section 338, the Company elected to adjust its bases in assets as of the date it was acquired by InterContinental Life Corporation. As a result of this election, various differences occur in the amount and timing of the recognition of income and expenses for statutory and tax purposes. The following is a reconciliation of tax on operating income at the statutory federal rate of 35% in 1999, 1998 and 1997 to the Company's provision for federal income taxes (in thousands):

                                         1999            1998             1997


Tax on operating income at
 statutory rates                     $   5,618       $   5,563        $   5,506
Dividends received deduction               (36)            (30)             (33)
Difference in recognition of
 income and expenses relating
 to adjustment in asset bases
 due to
Section 338 election                         2             380           (2,068)
Difference between statutory
 and income tax policy reserves             38             100             (81)
Differences in accounting for
 deferred policy acquisition costs        (320)           (236)            (317)
Accrual or market discount                (105)           (289)            (312)
Equity in earnings of subsidiaries      (1,091)         (1,753)            (715)
Other, net                                 369            (84)              443
Provision for federal income taxes    $  4,475       $   3,651        $   2,423


     Under the provisions of pre-1984 life insurance tax regulations, the Company was taxed on the lesser of taxable investment income or income from operations, plus one-half of any excess of income from operations over taxable investment income. One-half of the excess (if any) of the income from operations over taxable investment income, plus special deductions allowed in computing the income from operations, were placed in the Company's Policyholders' Surplus Account. The aggregate accumulation in the account at December 31, 1999 and December 31, 1998 approximated $8,225,000. Federal income taxes will become payable on this account at the then current tax rate when and to the extent that the account exceeds a specific maximum, or when and if distributions to stockholders, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income. At December 31, 1999 and December 31, 1998, the Company had approximately $138,000,000 and $130,000,000 in its Shareholders' Surplus Account from which it could make distributions to ILCO without incurring any federal tax liability. The amount of dividends which may be paid by the Company is limited by statutory regulations.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

6.   Life and Annuity Reserves

     The Company waives deduction of deferred fractional premiums upon death of an insured. The Company does not return any portion of the final premiums for the period beyond the date of death. Surrender values are not guaranteed in excess of the legally computed reserves.

     Traditional policies issued on a substandard basis are charged an extra premium, in addition to the standard gross premium. Additional mean reserves for substandard mortality is equal to one-half of the annual extra premium. Universal life policies issued on a substandard basis are charged an appropriate multiple of the standard cost of insurance scale. Additional reserves for substandard mortality is the unearned portion of the additional cost of insurance charge.

     The volume of insurance in which gross premiums are less than net premiums according to the standard of valuation required by the state was $57,433,221 and $60,427,317 at December 31, 1999 and 1998, respectively.
     Reserves in the amount of $488,347 and $530,342 to cover the above were provided at December 31, 1999 and 1998, respectively.

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities (including reserves for annuity contracts maintained in the Company's separate accounts) at December 31, 1999 and 1998 are as follows (in thousands):

                                                  1999                1998

                                                 % of                  % of
                                     Amount      Total      Amount     Total


Subject to discretionary
 withdrawal with adjustments:
  with market value adjustment     $ 449,981     84.53%     $ 443,927    83.42%
  at book value less
 surrender charge                     20,836      3.92%        14,794     2.78%
  Subtotal                           470,817     88.45%       458,721    86.20%

Subject to discretionary
 withdrawal without adjustment:
 at book value                        50,702      9.52%        64,275    12.09%
Not subject to discretionary
 withdrawal provision                 10,801      2.03%         9,125     1.71%
Total annuity actuarial
 reserves and deposit
 liabilities (gross)                 532,320    100.00%       532,121   100.00%
Reinsurance ceded                      3,402                    3,435
Total annuity actuarial
 reserves and
 deposit liabilities (net)         $ 528,918                $ 528,686

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

7.   Capital and Surplus

     On September 28, 1999, the Board of Directors authorized and approved an amendment to the Articles of Incorporation which increased the par value of the common stock of the Company from $80 to $85.

     Under current Washington law, any proposed payment of a dividend or distribution, together with dividends or distributions paid during the preceding twelve months, is limited to the greater of i) 10% of statutory surplus as of the preceding December 31, or ii) statutory net gain from operations for the preceding calendar year, unless prior approval of the Washington Insurance Commissioner is obtained. In addition, dividends may be paid only from earned surplus.

     The NAIC requires that companies maintain certain amounts of capital and surplus based on an insurer's investment and insurance risk. The ability of the Company to pay dividends could be further limited by the these requirements.

     Included in capital and surplus are two surplus debentures payable to ILCO totaling $5,896,000 and $15,896,000 at December 31, 1999 and 1998,
     respectively. The debentures, which were issued with initial principal balances of $15,000,000 and $140,000,000, both accrue interest at the rate one-half percent (11/2%) above the prime lending rate as adjusted at the beginning of each quarter. Total interest paid by the Company on the surplus debentures was $859,115, $1,482,361 and $3,343,711 during 1999,
     1998 and 1997, respectively. Unpaid accrued interest on these debentures was $144,901 and $400,672 at December 31, 1999 and 1998, respectively.

     Originally, the terms of the $140,000,000 debenture provided for 43 consecutive quarterly installments of $2,000,000 each beginning December 31, 1988, with a final payment due September 30, 1999. In September 1999, the terms were amended to provide payment of the remaining balance in four installments, with the final installment due July 1, 2000. Payments on the $15,000,000 debenture are calculated based on available surplus, as defined in the surplus debenture agreement, at the end of each quarter. Principal payments totaling $10,000,000, $11,900,000 and $10,750,000 were made on these debenture during 1999, 1998 and 1997, respectively.

     In accordance with the surplus debenture agreements, the Company may prepay the debentures so long as prepayment does not cause the surplus funds of the Company to be reduced below $10,000,000 which is the statutory capital and surplus floor prescribed by the State of Washington. The Company has received written notification from the Washington Department of Insurance that it does not need to obtain specific permission from the Department prior to making a scheduled principal payment on the debentures. However, Investors-NA has voluntarily agreed with the Washington Insurance Commissioner that it will provide at least five days advance notice of payments which it will make under the surplus debenture. The restrictions on dividends does not affect the Company's ability to make principal payments.

     The insurance regulations of the State of Washington require minimum capital of $2,400,000 and minimum surplus of $2,400,000.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

8.   Employee Benefit Plans

     Retirement  Plan.

     ILCO sponsors a noncontributory defined benefit pension plan which covers each employee of ILCO and its subsidiaries who has attained 21 years of age and has completed one year or more of service. Each affiliate company contributes any amounts necessary, as actuarially determined, to fund the benefits provided for its eligible employees. No pension cost was allocated to the company in 1999, 1998 or 1997, as the plan is subject to the full funding limitation of the Internal Revenue Code.

     The normal retirement benefit provided under the Plan is equal to 1.57% of final average eligible earnings less 65% of the participant's Social Security Covered Compensation multiplied by the number of years of credited service (up to 30 years). The compensation used in determining benefits under the Plan is the highest average earnings received in any five consecutive full calendar years during the last ten full calendar years before the participant's retirement date. The Plan provides for reduced early retirement benefits at age 60, with at least 5 completed years of service.

     The following summarized the funded status of the plan at December 31, 1999 and 1998 (in thousands):

                                                        1999             1998


     Fair value of plan assets at end of year      $   16,325       $   16,238
     Benefit obligation at year end                    13,868           12,726

     Funded status at end of year                       2,457            3,512
     Unrecognized prior year service cost                (240)            (469)
     Unrecognized actuarial net loss                    2,665            1,683
     Prepaid pension expense at end of year        $    4,882       $    4,726



     Savings and Investment  Plan and Employee Stock Ownership Plan.

     Employees of the Company and its affiliates may participate in the ILCO Savings and Investment Plan ("401(k) Plan) and the ILCO Employee Stock Ownership Plan ("ESOP").

     The 401(k) Plan allows eligible employees who have met a one-year service requirement to make contributions to the Plan on a tax-deferred basis and provides for a matching contribution by participating companies. The match, which is in the form of ILCO common stock, is equal to 100% of an eligible participant's elective deferral contributions, as defined by the 401(k) Plan, not to exceed 1% of the participant's plan compensation. Allocations are made on a quarterly basis to the account of participants who have at least 250 hours of service in that quarter. A Plan participant may elect to contribute up to 16% of eligible earnings on a tax deferred basis, subject to certain limitations applicable to "highly compensated employees" as defined in the Internal Revenue Code. Plan participants may allocate contributions, and earnings thereon, between several investment options. The Account Balance of each participant is 100% vested at all times. The ESOP generally covers employees who have attained the age of 21 and have completed one year of service. Vesting of benefits to employees is based on number of years of service.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

     Effective May 1, 1998, the 401(k) Plan was amended to provide for the merger of the ESOP into the 401(k) Plan. In connection with the merger, certain features under the ESOP were preserved for the benefit of employees previously participating in the ESOP with regard to all benefits accrued under the ESOP through the date of the merger. At December 31, 1999, the Plan had a total of 579,314 shares which were allocated to participants and no shares remained unallocated.

     Stock  Option  Plan.

     ILCO's Non-Qualified Stock Option Plan, which has terminated by its terms, authorized the issuance of options to certain officers, directors, agents and others to purchase up to 600,000 shares of ILCO's common stock at 100% of the fair market value on the date of grant but in no case less than $3.33 per share. There were no options granted in 1997, 1998 or 1999. During 1999, options to purchase 66,000 shares, adjusted for a stock dividend paid on March 17, 1999, were exercised.

     During 1999, ILCO established a new non-qualified stock option plan under which certain key management employees of ILCO, its subsidiaries and affiliates are eligible to receive option grants to purchase shares of ILCO's common stock. During 1999, options to purchase 460,000 shares were granted to 46 employees of ILCO, its affiliates and subsidiaries. The options were granted for a price equal to 100% of the market price on the date of grant.

9.   Commitments and Contingencies

     The Company leases office facilities from unrelated third parties. Certain office spaces may be renewed at the option of the Company. Rent expense was $2,000,386, $1,958,037 and $2,853,503 in 1999, 1998 and 1997, respectively.
     Minimum future annual rentals are as follows (in thousands):

                      For the years ending:
                      2000                                 $   1,570
                      2001                                     1,556
                      2002                                     1,280
                      2003                                       724
                      2004                                       688
                      Thereafter                                 688
                                                           $   6,506


     The Company is a defendant in certain legal actions related to the normal business operations of the Company. Management believes that the resolution of such matters will not have a material impact on the financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

10.  Related Parties

     Bonds reflected in the accompanying statutory statement of assets, liabilities and capital and surplus include $41,497,069 and $47,644,777 of notes receivable from affiliates at December 31, 1999 and 1998, respectively. These notes were initially issued at (i) $30 million to Family Life Corporation ("FLC"), a wholly-owned subsidiary of FIC; (ii) $22,500,000 to FLC, (iii) $4,500,000 to Family Life Insurance Investment Company ("FLIIC") a former subsidiary of FIC and (iv) $2,500,000 to FIC. In December 1998, FLIIC was dissolved. In connection with the dissolution, all of the assets and liabilities of FLIIC became the obligations of FLIIC's sole shareholder, FIC. Accordingly, the obligations under the provisions or the $4.5 million note described above are now the obligations of FIC.

     In December, 1996, the above described notes were amended to extend maturity and to provide for quarterly principle payments commencing December 12, 1996. A summary of these notes receivable is as follows (in thousands):

                                                      1999             1998


Note receivable from FLC beginning
 with a $1,125,000 principal payment
 on December 12, 1996 and each subsequent
 quarter through September 12, 2001.
 Interest is payable on  a quarterly
 basis at 11%.                                     $   7,875        $  12,375

Note receivable from FIC beginning
 with a $223,856 principal payment
 on December 12, 1996 and each subsequent
 quarter through September 12, 2001.
 Interest is payable on a quarterly
 basis at 12%.                                         1,567            2,463

Notes receivable from FIC beginning
 with a $188,071 principal payment
 on December 12, 1996 and each subsequent
 quarter through June 12, 2006 and a
 final payment of $1,536,967 on
 September 12, 2006.  Interest is
 payable on a quarterly basis
 at 9%.                                               32,055           32,807


                                                   $  41,497        $  47,645


In connection with the notes issued above, FIC granted to the Company non-transferable options to purchase up to a total of 9.9% of the common shares of FIC. The option price, equivalent to the market price at the date of grant, was originally $10.50 per share. As a result of FIC's five-for-one stock split in November 1996, the option price is currently $2.10 per share, subject to adjustment to prevent the effect of dilution. The options provide for their expiration upon final repayment of the respective notes.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

At December 31, 1999 the Company held 106,800 and 145,500 shares of ILCO and FIC common stock, respectively. The Company held 53,400 shares and 145,500 shares of ILCO and FIC common stock, respectively at December 31, 1998. As permitted by the State of Washington, the common stock is reflected in the accompanying statement of admitted assets, liabilities and capital and surplus at a combined statement value of $1,868,176 and $2,742,792 at December 31, 1999 and 1998, respectively.

Also included in common stock was 55,000 common stock shares of Investors-IN and 300 common stock shares ILG at December 31, 1999 and 1998. The common stock is reflected in the accompanying statement of admitted assets, liabilities and capital and surplus at a combined statement value of $23,264,963 and $23,315,432 at December 31, 1999 and 1998, respectively. (See Note 13).

On June 29, 1999, the Company received a cash dividend in the amount of $3,000,000 from its wholly owned subsidiary, Investors-IN.

Pursuant to an expense allocation agreement between the Company and its affiliates, Investors-NA pays certain expenses on behalf of its affiliates. Under this agreement, the Company was reimbursed $16 million, $14 million, and $18 million in 1999, 1998 and 1997, respectively. Amounts receivable from affiliates under this agreement were $2,272,857 and $3,090,497 at December 31, 1999 and 1998, respectively.

The Company and FIC Computer Services, Inc. ("FICCS"), a wholly owned subsidiary of FIC, are parties to a data processing agreement, whereby FICCS provides data processing services to the Company and other affiliates on a cost reimbursement basis. The Company paid $1,989,707, $1,795,790 and $2,223,647 to FICCS for data processing services provided during 1999, 1998 and 1997, respectively.


11.  Acquisition of Subsidiary

     On July 9, 1997, Investors-IN acquired State Auto Life Insurance Company ("State Auto Life"), an Ohio domiciled life insurer, from State Automobile Mutual Insurance Company for an adjusted cash purchase price of $11.8 million. Under the terms of the transaction, State Auto Life Insurance Company was merged with Investors-IN, with Investors-IN being the surviving entity.

     On June 30, 1998, Investors-IN acquired Grinnell Life Insurance Company ("Grinnell Life"), an Iowa-domiciled life insurer, from Grinnell Mutual Life Insurance Company for an adjusted purchase price of $16.6 million.
     Under the terms of this transaction, Grinnell Life was merged with Investors-IN, with Investors-IN being the surviving entity.

     The Company's equity investment in Investors-IN reflects the impact of the above transactions.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

12.  Disclosures About Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Bonds and common  stock
     Fair values are based on quoted market prices or dealer quotes, except for notes from affiliates, which are based on a discounted cash flow analysis using current rates offered to the Company for debt of the same remaining maturities and common stock in subsidiaries, which are valued on the equity method.

     Policy loans
     Policy loans are, generally, issued with coupon rates below market rates and are considered early payment of the life benefit. As such, the carrying amount of these financial instruments is a reasonable estimate of their fair value.

     Mortgage loans
     The fair value of mortgage loans is estimated using a discounted cash flow analysis using rates for BBB-rated bonds with similar coupon rates and maturities.

     Cash and short-term investments
     The carrying amount of these instruments approximates market value.

     Deferred annuities and supplemental contracts
     The fair value of deferred annuities is estimated using cash surrender values. Fair values for supplemental contracts is estimated using a discounted cash flow analysis, based on interest rates currently offered on similar products. The estimated fair values of the Company's financial instruments at December 31, 1999 are as follows (in thousands):

                                                     Carrying         Market
                                                       Value           Value
                                                          (in thousands)

     Financial assets:
      Bonds                                       $  333,543      $  329,059
      Common stock                                    25,174          25,748
      Policy loans                                    39,833          39,833
      Mortgage loans                                   6,844           6,701
      Short-term investments                         144,270         144,270
      Cash                                             2,850           2,850

      Financial liabilities:
       Deferred annuities                             69,993          69,061
       Supplemental contracts                          8,944           8,564

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

13. Reconciliation of Statutory Accounting and Generally Accepted Accounting Principles

     A reconciliation from the basis of accounting of generally accepted accounting principles to the basis followed by the Company as prescribed or permitted by state insurance regulatory authorities is as follows (in thousands):

     Net income for the years ended December 31,        1999             1998

      Investors-NA GAAP net income                  $  12,909        $  11,667
      Adjustments for:
       Insurance revenues                                (542)           1,779
       Realized investment losses and
        amortization of IMR                              (900)            (757)
       Policy benefits and change in reserves          (2,402)          (4,503)
       Amortization of policy acquisition costs,
        net of costs deferred                           1,663            1,415
       Amortization of present value of future
        profits                                         2,442            4,882
       Federal income taxes                              (114)             (52)
       Other, net                                      (1,306)          (2,050)
      Investors-NA statutory net income             $  11,750        $  12,381



      Capital and surplus as of December 31,           1999             1998

      Investors-NA GAAP stockholder's equity        $ 132,850        $ 119,918
      Adjusted for:
       Securities valuation reserves                   15,849           14,692
       Non-admitted assets                             (3,374)          (4,243)
       Deferred policy acquisition costs              (31,035)         (27,211)
       Present value of future profits                (26,038)         (28,480)
       Due and deferred premium                         1,504            1,747
       Policy liabilities                             (19,127)         (19,770)
       Federal income taxes                             4,576            4,577
       Interest maintenance and asset
        valuation reserves                             (7,581)          (8,507)
       Surplus debenture                                5,896           15,896
       Other, net                                       1,649            2,008

     Investors-NA statutory capital and surplus     $  75,169        $  70,627

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements

14.  Investment in Unconsolidated Subsidiaries

     A statutory basis summary of Investors Life Insurance Company of Indiana as of and for the year ended December 31, 1999 and 1998 is as follows (in thousands):

                                                     1999             1998
     Net admitted assets                         $  176,450       $  188,139
     Total liabilities                              153,423          165,041
     Capital and surplus                             23,027           23,098

     Net income                                  $    3,131       $    5,007

     A GAAP basis summary of ILG Securities Corporation as of and for the year ended December 31, 1999 and 1998 is as follows (in thousands):

                                                       1999             1998
     Total assets                                $      230              259
     Total liabilities                                   31               42
     Total stockholder's equity                         199              217

     Net income                                  $      (18)       $       1

                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-4

                            Part C: OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

The   following   financial   statements   and  exhibits  are  filed  with  this
Post-Effective Amendment:

         (a)      Financial Statements:

                  Part A:  None

                  Part B:

                  (i)     Registrant:

                          Report of Independent Accountants

                          Combined Balance Sheet, as of December 31, 1999

                          Individual Statements of Operations, For the Year Ended December 31, 1999

                          Individual Statements of Changes in Total Assets, For the Years Ended December 31, 1999 and
                          December 31, 1998

                          Notes to Financial Statements


                (ii)      Depositor:

                          Report of Independent Accountants

                          Statutory Balance Sheets, as of December 31, 1999 and December 31, 1997

                          Statutory Statements of Operations, for the Years Ended December 31, 1999, December 31, 1998 and December 31, 1997

                          Statutory Statements of Changes in Capital and Surplus, for the Years Ended December 31, 1999, December 31, 1998 and December 31, 1997

                          Statutory Statements of Cash Flows, for the Years Ended December 31, 1999, December 31, 1998 and December 31, 1997

                  Notes to Statutory Financial Statements



         (b)    Exhibits:

                1. Resolution of board of directors of Investors Life Insurance Company of North America authorizing the establishment of the registrant.

                2.        Not applicable

                3 (a) Distribution Agreement between Investors Life Insurance Company of North America and INA Security Corporation (n/k/a ILG Securities Corporation).

                3 (b) Specimen Agreement between principal distributor and dealer.

                3 (c) Specimen Agreement between principal distributor and its agents (registered representatives).

                4 (a)     Form of single premium variable annuity contract.

                4 (b)     Form of flexible premium variable annuity contract.

                4 (c) Form of endorsement conforming the single payment and flexible payment variable annuity contracts to the requirements of section 72(s) of the Internal Revenue Code of 1954, as amended by section 222(b) of the Tax Reform Act of 1984.

                5 (a) Form of application for single payment variable annuity contract.

                5 (b) Form of application for flexible payment variable annuity contract.

                6 Certificate of incorporation and by-laws of Investors Life Insurance Company of North America.

                7         Not applicable

                8 Participation Agreement between Investors Life Insurance Company of North America, Putnam Capital Manager Trust and Putnam Mutual Funds Corp.

                9 Opinion of counsel as to the legality of the securities.

                10(a)     Consent of Independent Accountants

                11        Not Applicable

                12        Not Applicable

                13        Schedule for computation of performance returns.


Item 25.        Directors and Officers of the Depositor

Name and Principal               Position and Offices
Business Address*                with Depositor


Roy F. Mitte                     Chairman, President and Chief Executive
                                 Officer, Director

James M. Grace                   Executive Vice President, Chief Financial
                                 Officer and Treasurer; Director

Eugene E. Payne                  Executive Vice President, Chief Operations
                                 Officer and Secretary; Director

Jeffrey H. Demgen                Executive Vice President and Chief Sales and
                                 Marketing Officer

Charles K. Chacosky              Executive Vice President and Chief Actuary

Theodore A. Fleron               Senior Vice President, General Counsel and
                                 Assistant Secretary; Director

Dale E. Mitte                    Director

Steven P. Schmitt                Senior Vice President and Assistant Secretary;
                                 Director

David C. Hopkins                 Senior Vice President and Controller

Thomas C. Richmond               Senior Vice President

Walter Reed                      Senior Vice President

Name and Principal               Position and Offices
Business Address*                with Depositor


John M. Welliver                 Senior Vice President

Roberta A. Mitchell              Senior Vice President

John W. Peasley                  Senior Vice President

Laurie C. Black                  Senior Vice President

Cindy Hall-Davis                 Senior Vice President

Ricardo A. Cruz                  Vice President

Robert D. Rue                    Vice President

Peter A. Tritz                   Vice President

Laurie Cleveland                 Vice President

Sherry Stroud                    Vice President

Joanne Shattuck                  Vice President

*701 Brazos Street, Austin, Texas 78701

Item 26.   Persons Controlled by or Under Common Control
             with the Depositor or Registrant

         Financial Industries Corporation (a financial services holding company, incorporated in Texas)

                      :
                      :
                      :  47.52%

         InterContinental Life Corporation (a financial services holding company incorporated in New Jersey)

                         :
                         :
                         :  100%

         Investors Life Insurance Company of North America
         (a Washington Life insurance company)

                           :           :
                           :           :
                           :           : 100%
                           :
                           :     ILG Securities Corporation:
                           :     (a registered broker-dealer
                           :     incorporated in Pennsylvania)
                           :
                           :
                           : 100%
                           :
                  Investors Life Insurance Company of Indiana
                  (an Indiana life insurance company)

Item 27.   Number of Contract Owners

As of December 31, 1999 the number of contract owners of qualified and non-qualified contracts (single payment and flexible payment) issued by the Registrant was as follows:


(i)      Money Market Division:
                 Qualified.................................. 102
                 Non-qualified..............................  55

(ii)     Growth and Income II Division:
                 Qualified.................................. 412
                 Non-qualified.............................. 123

(iii)    Income Division:
                 Qualified..................................  94
                 Non-qualified.............................. 123

(iv)     Voyager Division
                 Qualified................................... 23
                 Non-qualified............................... 12



Item 28.   Indemnification

     (a) The Depositor: Article VII, Section 7.1 of the By-Laws of Investors Life Insurance Company of North America provides, in relevant part, that:

          This Corporation shall indemnify its directors and officers to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of: (1) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of law;
          (2) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.

          This Corporation shall advance expenses for such persons as authorized by separate directors' resolutions or contracts.


     (b) The Principal Underwriter: Article VII, Section 7.4 of the By-Laws of ILG Securities Corporation provide, in relevant part, that:

          The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a partnership, joint venture, trust of other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and expect that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter:

     (a) The principal underwriter for the Contracts issued by the Registrant is ILG Securities Corporation, 701 Brazos Street, Austin, Texas 78701. ILG Securities Corporation also acts as a principal underwriter for variable annuity contracts issued by Life Insurance Company of North America (an indirect, wholly-owned subsidiary of CIGNA Corporation), and funded through Life Insurance Company of North America Separate Account A.

     (b) The officers and directors of ILG Securities Corporation are as follows:


Name and                                            Positions and offices
Business Address*                                   with Underwriter

James M. Grace                                      Director

Eugene E. Payne                                     Director

Roberta A. Mitchell                                 President; Director

Ricardo A. Cruz                                     Treasurer

David C. Hopkins                                    Assistant Treasurer

Theodore A. Fleron                                  Secretary

*701 Brazos Street, Austin, Texas 78701.

     (c) The following table sets forth information pertaining to commissions and other compensation received by ILG Securities Corporation from Investors Life Insurance Company of North America during the fiscal year ended December 31, 1999

         (1)    Net underwriting discounts
                and commissions*..........................$   210

         (2)    Compensation on redemption or
                annuitization.............................    -0-

         (3)    Brokerage commissions.....................    -0-

         (4)    Compensation**............................    -0-

         *Represents amounts paid to principal underwriter.

     **Represents amounts paid to principal underwriter by Sponsor in connection with the provision of ongoing Contract Owner administrative services.


Item 30.   Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 thereunder, and records relating to shareholders are maintained by Investors Life Insurance Company of North America, Separate Accounting Unit, 701 Brazos Street, Austin, Texas 78701. Corporate records pertaining to the Depositor, including its Certificate of Incorporation, By-Laws and Resolution of Board of Directors authorizing establishment of the Separate Account, are maintained by its Secretary, whose business address is 701 Brazos Street, Austin, Texas 78701.


Item 31.   Management Services

Not Applicable.

Item 32.   Undertakings

The Sponsor of the Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old, so long as payments under the Contracts may be accepted;
     (b) to include in the prospectus a form letter which the investor can remove to send to the Depositor to obtain a copy of the Statement of Additional Information.
     (c) to mail a copy of the Statement of Additional Information promptly upon receipt of (i) a written request on the form described in sub-paragraph (b), above, or other written request directed to the address shown on the cover page of the current prospectus of the Registrant, or (ii) an oral request to the telephone number shown on the cover page of the current prospectus of the Registrant.
     (d) that it intends to rely upon the provisions of the SEC staff no-action letter dated November 28, 1988, issued to the American Council of Life Insurance (Ref. No. IP- 6-88). The sponsor of the Registrant represents that it has complied with the provisions of paragraphs (1) to (4) of said letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant has caused this Post-Effective Amendment No. 25 to the Separate Account I Registration Statement to be duly signed on behalf of the Registrant in the City of Austin, and the State of Texas, on the 27th day of April, 2000.


                               SEPARATE ACCOUNT I
                                  (Registrant)

                      By: Investors Life Insurance Company
                                of North America

                                /s/ Roy F. Mitte
                        Roy F. Mitte Chairman, President
                           and Chief Executive Officer

Pursuant to the requirements of paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the Registrant hereby certifies that this Post-Effective Amendment No. 25 meets all of the requirements for effectiveness pursuant to paragraph (b) of said Rule 485.

Pursuant to the requirements of the Securities Act of 1933, this Separate Account I Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

  /s/ Roy F. Mitte                                   /s/ James M. Grace
Roy F. Mitte                                       James M. Grace
Principal Executive Officer                        Principal Financial Officer
Director                                           Principal Accounting Officer
                                                   Director

 /s/ Eugene E. Payne                                 /s/ Theodore A. Fleron
Eugene E. Payne                                    Theodore A. Fleron
Director                                           Director

 /s/ Jeffrey H. Demgen                             /s/ Steven P. Schmitt
Jeffrey H. Demgen                                  Steven P. Schmitt
Director                                           Director


Dale E. Mitte                                      /s/ Charles K. Chacosky
Director                                           Charles K. Chacosky
                                                   Director

                                  EXHIBIT INDEX


Exhibit No.       Page No.                       Description

     1 * Resolution of board of directors of Investors Life Insurance Company of North America authorizing the establishment of the registrant.

     2                                  Not applicable

     3 (a) * Distribution Agreement between Investors Life Insurance Company of North America and INA Security Corporation (n/k/a ILG Securities Corporation).

     3 (b) *                            Specimen Agreement between principal
                                        distributor and dealer.

     3 (c) *                            Specimen  Agreement between principal
                                        distributor and its agents
                                        (registered representatives).

     4 (a) *                            Form of single premium variable annuity
                                        contract.

     4 (b) *                            Form of flexible premium variable
                                        annuity contract.

     4 (c) * Form of endorsement conforming the single payment and flexible payment variable annuity contracts to the requirements of section 72(s) of the Internal Revenue Code of 1954, as amended by section 222(b) of the Tax Reform Act of 1984.

     5 (a) *                            Form of application for single payment
                                        variable annuity contract.

     5 (b) * Form of application for flexible payment variable annuity contract.

     6 * Certificate of incorporation and by-laws of Investors Life Insurance Company of North America.

     7                                  Not applicable




                                      Ex-1

Exhibit No.          Page No.                     Description

      8 * Participation Agreement between Investors Life Insurance Company of North America, Putnam Capital Manager Trust and Putnam Mutual Funds Corp.


      9 *                                Opinion of counsel as to the legality
                                         of the securities.

      10(a)            Ex-3              Consent of Independent Accountants

      11                                 Not Applicable

      12                                 Not Applicable

      13 *                               Schedule for computation of performance
                                         returns.


* Filed as an exhibit to Post-Effective Amendment No. 25 (Form N-4) dated April 30, 1999 and incorporated herein by reference.











                                      Ex-2

                                  Exhibit 10(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (No. 2-77712) of our report dated March 27, 2000 relating to the statutory financial statements of Investors Life Insurance Company of North America and of our report dated February 22, 2000 relating to the financial statements of Investors Life Insurance Company of North America Separate Account I, which appear in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Dallas, Texas
April 27, 2000


















                                      Ex-3